As filed with the Securities and Exchange Commission on February 28, 1996


                                                      Registration No. 33-35851
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A
                                                                   X
        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 --------

           Pre-Effective Amendment No.
                                       --------                 --------

           Post-Effective Amendment No.   7                        X
                                       --------                 --------
                                      and                          X
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 --------

                          Amendment No.   9                        X
                                       --------                 --------

                                THE BAUPOST FUND
               (Exact Name of Registrant as Specified in Charter)


                                 P.O. Box 381288
                                44 Brattle Street
                               Cambridge, MA 02238
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (617) 497-6680

It is proposed that this filing will become effective (check appropriate box):


                   immediately upon filing pursuant to paragraph (b).
        ------
          X        on February 29, 1996 pursuant to paragraph (b).
        ------
                   60 days after filing pursuant to paragraph (a)(1).
        ------
                   on (date) pursuant to paragraph (a)(1).
        ------
                   75 days after filing pursuant to paragraph (a)(2).
        ------
                   on (date) pursuant to paragraph (a)(2) of Rule 485.
        ------
If appropriate, check the following box:


                   this  post-effective   amendment   designates  a  new
        ------ effective date for a previously filed post-effective amendment.

                     Name and Address of Agent for Service:

                                   Copies to:

         Seth A. Klarman                                Gregory D. Sheehan, Esq.
         The Baupost Group, Inc.                        Ropes & Gray
         44 Brattle Street                              One International Place
         Cambridge, MA  02238                           Boston, MA  02110-2624


     The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2. A Rule 24f-2 notice for the fiscal year ended October 31, 1995 was filed on December 27, 1995.
--------------------------------------------------------------------------------

                                THE BAUPOST FUND

                              CROSS-REFERENCE SHEET

                           Items Required by Form N-1A
                           ---------------------------
PART A
------

Item No.             Item Caption                      Prospectus Caption
--------             ------------                      ------------------
1.                   Cover Page                        COVER PAGE

2.                   Synopsis                          EXPENSE INFORMATION

3.                   Condensed Financial               FINANCIAL HIGHLIGHTS
                     Information

4.                   General Description of            THE FUND; PURCHASE OF SHARES;
                     Registrant                        REDEMPTION OF SHARES;
                                                       DETERMINATION OF NET ASSET VALUE;
                                                       DISTRIBUTIONS; TAXES; MANAGEMENT
                                                       OF THE FUND; DESCRIPTION OF THE
                                                       FUND AND OWNERSIP OF SHARES;
                                                       APPENDIX A - OPTIONS,  FUTURES AND
                                                       FOREIGN CURRENCY EXCHANGE
                                                       TRANSACTIONS;  APPENDIX  B
                                                       DESCRIPTION  OF RATINGS

5.                   Management  of the Fund           MANAGEMENT OF THE FUND; EXPENSE
                                                       INFORMATION;  BACK COVER PAGE


5A.                  Management's Discussion           (CONTAINED  IN  THE  ANNUAL  REPORT
                     of  Fund  Performance             OF  THE REGISTRANT)


6.                   Capital  Stock  and  Other        DISTRIBUTIONS;   TAXES; DESCRIPTION
                     Securities                        OF THE FUND AND  OWNERSHIP  OF
                                                       SHARES;  SHAREHOLDER  INQUIRIES

7.                   Purchase of Securities            PURCHASE OF SHARES;
                     Being Offered                     DETERMINATION OF NET ASSET VALUE

8.                   Redemption or Repurchase          REDEMPTION OF SHARES

9.                   Pending Legal Proceedings         NOT APPLICABLE

PART B
------

                                                       Statement of Additional
Item No.             Item Caption                      Information Caption
--------             ------------                      -------------------

10.                  Cover Page                        COVER PAGE

11.                  Table of Contents                 TABLE OF CONTENTS

12.                  General Information and           NOT APPLICABLE
                     History

13.                  Investment Objectives and         INVESTMENT RESTRICTIONS
                     Policies

14.                  Management of the Fund            MANAGEMENT OF THE FUND;
                                                       INVESTMENT ADVISORY AND OTHER
                                                       SERVICES

15.                  Control Persons and               OWNERSHIP OF FUND SHARES
                     Principal Holders of
                     Securities

16.                  Investment Advisory and           INVESTMENT ADVISORY AND OTHER
                     Other Services                    SERVICES

17.                  Brokerage Allocation and          PORTFOLIO TRANSACTIONS
                     Other Practices

18.                  Capital Stock and Other           SHAREHOLDER VOTING RIGHTS;
                     Securities                        LIABILITY OF SHAREHOLDERS,
                                                       TRUSTEES AND OFFICERS; TAX STATUS;
                                                       DISTRIBUTIONS (PART A); DESCRIPTION
                                                       OF THE FUND AND OWNERSHIP OF
                                                       FUND SHARES (PART A)

19.                  Purchase,  Redemption and         DETERMINATION OF NET ASSET VALUE
                     Pricing of Securities  Being      (PART A); DETERMINATION OF NET
                     Offered                           ASSET VALUE (PART B)

20.                  Tax Status                        TAX STATUS

21.                  Underwriters                      NOT APPLICABLE

22.                  Calculation of Performance        STANDARD PERFORMANCE MEASURES
                     Data

23.                  Financial Statements              REPORT OF INDEPENDENT AUDITORS;
                                                       FINANCIAL STATEMENTS

  PROSPECTUS
Dated February 29, 1996
                                THE BAUPOST FUND
                                44 Brattle Street
                             Post Office Box 381288
                               Cambridge, MA 02238
                                 (617) 497-6680

         The Baupost Fund (the "Fund") is a no-load, non-diversified, open-end management investment company. The Fund's principal investment objective is capital appreciation, and its secondary objective is income. The Fund pursues these objectives primarily through investments in foreign and domestic securities, including common stocks, preferred stocks and debt securities, that the Fund's investment adviser, The Baupost Group, Inc. ("Baupost" or the "Adviser"), believes are available for purchase at prices less than their intrinsic value. There is no assurance that the Fund will achieve its objectives. THE FUND MAY INVEST UP TO 15% OF ITS ASSETS IN SECURITIES WHICH ARE NOT READILY MARKETABLE; THIS COULD RESULT IN HIGHER TRANSACTION COSTS THAN INVESTING IN PUBLICLY TRADED SECURITIES AND CAUSE TIME DELAYS AND COSTS AND POSSIBLE LOSSES IN CONNECTION WITH THE SALE OF SUCH SECURITIES. See "How the Fund Pursues its Objectives."

         THE FUND MAY INVEST PREDOMINANTLY IN LOWER RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." BONDS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. See "How the Fund Pursues its Objectives."

         Shares of the Fund may be purchased in a continuous offering directly from the Fund at net asset value without a sales charge or underwriting commission on the last day of each month on which the New York Stock Exchange is open for business. The minimum initial investment in the Fund is $50,000 ($100,000 for California residents); the minimum additional investment is $1,000. The Fund reserves the right at any time to reject an order to purchase shares of the Fund. See "Purchase of Shares." Before investing in the Fund, shareholders will be required to execute an agreement pursuant to which they will agree not to transfer their shares, except as approved by the Fund.


         This Prospectus sets forth concisely the information that a prospective investor should know before investing in the Fund. Please retain this Prospectus for future reference. A Statement of Additional Information, dated February 29, 1996, containing additional and more detailed information about the Fund has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information can be obtained without charge by calling the Fund at (617) 497-6680, or writing to the Fund at the above address.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
                       ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.
                               -------------------
                               INVESTMENT ADVISER

                             THE BAUPOST GROUP, INC.

                                TABLE OF CONTENTS

                                                                            Page


EXPENSE INFORMATION                                                            1
FINANCIAL HIGHLIGHTS                                                           2
THE FUND                                                                       3
         The Fund's Investment Objectives                                      3
         How the Fund Pursues its Objectives                                   3
         Other Investment Practices and Risk Considerations                    7
         Portfolio Management and Portfolio Turnover                           9
         Risk Factors                                                         10
         Limiting Investment Risk                                             12
PURCHASE OF SHARES                                                            12
REDEMPTION OF SHARES                                                          13
DETERMINATION OF NET ASSET VALUE                                              13
DISTRIBUTIONS                                                                 14
TAXES                                                                         15
MANAGEMENT OF THE FUND                                                        16
HOW THE FUND SHOWS PERFORMANCE                                                16
DESCRIPTION OF THE FUND AND OWNERSHIP OF SHARES                               17
CUSTODIAN                                                                     18
TRANSFER AND DIVIDEND DISBURSING AGENT AND ADMINISTRATOR                      18
REPORTS TO SHAREHOLDERS                                                       18
SHAREHOLDER INQUIRIES                                                         18
APPENDIX A - OPTIONS, FUTURES AND FOREIGN CURRENCY EXCHANGE TRANSACTIONS      19
APPENDIX B - DESCRIPTION OF DEBT RATINGS                                      32

                               EXPENSE INFORMATION


         The expenses of the Fund for the 1995 fiscal year are set forth in the following table:


SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on
Purchases................................................      NONE

Maximum Sales Load Imposed on
Reinvested Dividends.....................................      NONE

Deferred Sales Load......................................      NONE

Redemption Fee...........................................      NONE

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


Management Fee                                                 1.00%


Administrative Fee                                              .25%


Other Expenses                                                  .29%

 Total Fund Operating Expenses                                 1.54%


EXAMPLE:

                                            1 Year                3 Years            5 Years           10 Years
                                            ------                -------            -------           --------

You would pay the following                 $16                   $49                $84               $183
expenses on a $1,000 investment
assuming (1) 5% annual return
and (2) redemption at the end
of each time period:

        The purpose of the table is to assist you in understanding the various costs and expenses of the Fund that are borne by shareholders of the Fund. The Example is based on the Total Fund Operating Expenses for the Fund's last fiscal year (1.54% of average net assets) and does not represent future expenses; actual expenses incurred during the periods covered by the Example may be more or less than shown. Federal regulations require the Example to assume a 5% annual return, but actual annual return will vary. See "Management of the Fund" for more information about operating expenses.

                                THE BAUPOST FUND
                              FINANCIAL HIGHLIGHTS

The table below presents selected per share data, total returns, and ratios for the life of the Fund for each share of beneficial interest. The information in the table has been audited and reported on by Ernst & Young LLP, the Fund's independent auditors, whose report appears in the Statement of Additional Information. The Fund's Annual Report, which contains additional unaudited performance information, is available upon request.


                                                                                                       Period Ended
                                                          Year Ended October 31                         October 31
                                            ------------------------------------------------            ----------
                                            1995             1994         1993          1992             1991(d)
                                            ----             ----         ----          ----             ------
SELECTED PER SHARE DATA (a)

Net Asset Value, beginning of period      $14.33           $14.77         $12.56        $11.97            $10.04
                                           -----           ------         ------        ------            ------

Income from Investment Operations
        Net investment income               0.25             0.22           0.28          0.24              0.47
        Net realized and unrealized
         gain (loss)                        0.71             1.23           2.76          0.88              1.46
                                            ----             ----         ------        ------            ------
Total from investment operations            0.96             1.45           3.04          1.12              1.93
                                            ----             ----         ------        ------            ------

Less Distributions
        From net investment income          0.25             0.46           0.22          0.53                 -
        In excess of net investment income  0.08                -              -             -                 -
        From net realized gain              1.49             1.43           0.61             -                 -
                                            ----             ----         ------        ------            ------
        Total distributions                 1.82             1.89           0.83          0.53                 -
                                                                          ------        ------            ------
Net Asset Value, end of period            $13.47           $14.33         $14.77        $12.56            $11.97
                                          ======           ======         ======        ======            ======

TOTAL RETURN                                7.91%           11.06%         25.45%         9.51%            19.21%(b)

RATIOS AND SUPPLEMENTAL DATA

Net Assets, end of period (in thousands) $89,439          $81,787        $75,378       $46,942         $ 35,054
Ratio of expenses to
  average net assets                        1.54%            1.53%         1.52%         1.50%            1.50%(c)
Total expenses to average
  net assets                                1.54%            1.55%         1.63%         1.72%            2.01%(c)
Ratio of net investment income
        to average net assets               1.60%            1.32%         2.29%         2.07%            5.33%(c)
Ratio of net investment income
 excluding waiver of management
        fee to average net assets           1.60%            1.30%         2.17%         1.85%            4.82%(c)
Portfolio Turnover rate                      106%             161%          183%          137%             144%

(a) All per share amounts reflect the effect of a ten-for-one share split as of the close of business October 31, 1993.

(b)  Total returns for periods of less than one year are not annualized.

(c)  Annualized.

(d) For the period January 1, 1991 - October 31, 1991. For the period from June 29, 1990 (date of organization) to December 31, 1990, net income of $2,993, or $1.50 per share, was distributed to the Fund's sole shareholder.

Such distributions represented the net income of the Fund prior to the date shares of beneficial interest were issued.


                                    THE FUND

    The Baupost Fund (the "Fund") is a no-load, non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was established as a Massachusetts business trust under an Agreement and Declaration of Trust dated June 29, 1990.

THE FUND'S INVESTMENT OBJECTIVES

    The principal investment objective of the Fund is capital appreciation. Income is a secondary objective. These objectives are not fundamental and the Trustees of the Fund may change them without shareholder approval. The Fund is not intended to be a complete investment program, and there is no assurance the Fund will achieve its objectives.

HOW THE FUND PURSUES ITS OBJECTIVES


    BASIC  INVESTMENT  STRATEGY.  The Fund  pursues  its  investment  objectives primarily through investments in common stocks, preferred stocks, debt securities (such as bonds, debentures, notes, bank debt and claims) and participations therein, and other securities which, in the opinion of The Baupost Group, Inc. ("Baupost" or the "Adviser"), are available at prices less than their intrinsic value, as determined by Baupost after analysis and research, taking into account, among other factors, the relationship of the market value of the securities to book value, cash flow, and earnings. These factors are not applied formulaically, as the Adviser examines each security separately; the Adviser has no general criteria as to asset size, earnings or industry type which would make a security unsuitable for purchase by the Fund. The Fund may invest in common stocks, preferred stocks and debt securities, whether domestic or foreign, in such proportions as the Adviser deems advisable. The preferred stocks and debt securities may be convertible. In addition, the Fund may enter into repurchase agreements, enter into forward commitments, purchase warrants, engage in options and futures transactions, hold its assets in cash or in money market instruments, and engage in short sales of securities. See "Investment Practices" below. The Fund may invest up to 25% of its total assets in any one industry. The achievement of the Fund's investment objectives will depend upon the Adviser's analytical and portfolio management skills. In light of the types of securities in which the Fund may invest, the Fund is not an appropriate investment for investors seeking short-term profits.


    The Fund generally purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. However, the Fund may seek to influence or control management by investing in a potential takeover, leveraged buyout or reorganization or by investing in other entities that were organized in order to purchase securities for the purpose of influencing or controlling management, if the Adviser believes that the possible increase in the value of its investment will outweigh the risks and costs associated with the investment. The Fund may also seek to influence or control management by discussing informally with management different operating strategies, proposing shareholder resolutions, engaging in a proxy contest or serving as part of a creditors' committee established in connection with a company's insolvency. Neither the Fund nor the Adviser has any experience in managing the types of companies in which the Fund will likely invest.

    DEBT SECURITIES. The Fund may invest without limit in debt securities, including obligations of the U.S. Treasury. The values of debt securities generally fluctuate inversely with changes in interest rates. The Fund has established no rating criteria for debt securities in which it may invest, although securities ratings will be a factor in the Adviser's decision to purchase debt securities. Other factors that may influence the Adviser's decision include the financial position and credit history of the issuer, the yield, maturity and liquidity of the particular debt security, and the Adviser's forecasts of interest rate and market movements. The debt securities purchased by the Fund may have remaining maturities in excess of 20 years. Some debt securities in which the Fund may invest may be secured by assets of the debtor. In order to enforce its rights in the event of a default under such securities, the Fund may be required to take possession of and manage such assets, which may increase the Fund's operating expenses and adversely affect the Fund's net asset value. Neither the Fund nor the Adviser has any experience in managing such assets. The Fund's intention to qualify as a "regulated investment company" for federal income tax purposes may limit the extent to which the Fund may exercise its rights by taking possession of such assets. For a discussion of the risks associated with the Fund's investments in lower-rated debt securities, see "Risk Factors--Lower-rated Securities".


    The Fund may purchase indebtedness and participations therein of financially troubled companies, which include companies that are in default under agreements representing indebtedness, companies that have experienced a material adverse change in their business or operations, or companies that are insolvent. The Fund may invest without limit in such indebtedness and may invest in senior and subordinated indebtedness. Like the purchase of other debt securities, the purchase of indebtedness of such companies always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost, although these risks are heightened when the Fund invests in troubled companies. While there are established markets for some of this indebtedness, certain indebtedness will be less liquid than more heavily traded securities. The Fund will not invest more than 15% of its net assets in illiquid securities.


    Participations normally are made available only on a nonrecourse basis by financial institutions. If an intermediary exists between the Fund and the borrower, the Fund may only purchase loan participations when such intermediary is a national or state chartered bank or a foreign bank. The Fund's ability to receive payments of principal and interest in connection with participations held by it will depend primarily on the financial condition of the borrowers, although the Fund may in some cases be required to rely upon the lending institution from which it purchased the participation to collect and pass on to the Fund such payments and to enforce the Fund's rights under the loan. When the Fund is required to rely upon a lending institution to pass on to the Fund principal and interest, the Fund will evaluate the creditworthiness of such lending institution. The Fund may have limited rights to enforce the terms of the underlying loan and the liquidity of loan participations may be limited.

    The Fund may also purchase claims against companies, including insolvent companies. These claims are typically unsecured and generally represent money due a supplier of goods or services to such company. Such claims are subject to certain risks, such as the risk that the Fund may not be paid by the debtor on a timely basis, if at all, or if the Fund does receive payment, it may be in an amount less than the value which the Adviser had placed on the claim.

    The Fund may also invest without limit in debt securities issued by states, municipalities, local governments and their agencies and authorities, the interest on which is exempt from Federal income taxes. In addition to the risks associated with other types of debt securities, the prices of tax-exempt securities may be affected by a variety of financial or political factors, such as concern as to the fiscal integrity of the issuer, demographics, and pending litigation or legislation that may affect future revenues of the issuer.

    REORGANIZATION TRANSACTIONS. The Fund may invest without limit in the securities of companies involved in mergers, consolidations, liquidations and reorganizations or as to which there exist tender or exchange offers (collectively, "Reorganization Transactions"). Because the expected gain on an individual investment in a company involved in a Reorganization Transaction is normally smaller than the possible loss if the transaction is unexpectedly terminated, Fund assets will not be invested unless the proposed transaction appears to the Adviser to have a substantial probability of success. The expected completion of each transaction is also extremely important since the length of time that the Fund's assets may be invested in securities of a company involved in a Reorganization Transaction will affect the rate of return realized by the Fund. The Fund will not invest its assets in a Reorganization Transaction unless the Adviser determines that the probability of a timely and successful completion of the transaction offsets any risks associated with possible delays in its successful completion. The majority of mergers and acquisitions are consummated in less than six months, while tender offers are normally completed in less than two months. Liquidations and certain other types of corporate reorganizations usually require more than six months to complete. The Adviser may invest the Fund's assets in both negotiated, or "friendly," reorganizations and non-negotiated, or "hostile," takeover attempts.

    There can be no assurance that any Reorganization Transaction proposed at the time the Fund makes its investment will be consummated or will be consummated on the terms and within the time period contemplated.

    FOREIGN INVESTMENTS. The Fund does not currently anticipate investing more than 50% of its total assets in foreign securities, including securities issued by foreign governments. Securities of foreign issuers, particularly non-governmental issuers, involve risks which are not ordinarily associated with investing in domestic issuers. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Fund's assets will be affected favorably or unfavorably by currency exchange rates and exchange control regulations (which may include suspension of the ability to transfer currency from a given country and repatriation of investments) to the extent it invests in foreign securities. Exchange rates with respect to certain currencies may be particularly volatile. In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the United States, including the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards (which are generally not comparable to U.S. standards), the possibility of expropriation, nationalization and confiscatory or heavy taxation, the impact of political, social or diplomatic developments, default in foreign government securities, limitations on the removal of funds or other assets of the Fund, difficulties in invoking legal process abroad and enforcing contractual obligations, and the difficulty of assessing economic trends in foreign countries. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is being earned thereon. Inability to sell a portfolio security due to settlement problems could result either in a loss to the Fund if the value of the portfolio security subsequently declined or, if the Fund entered into a contract to sell the security, could result in possible claims against the Fund. Foreign securities markets may be less liquid and more volatile than U.S. markets. Foreign brokerage commissions and other transaction costs and custodian fees are generally higher than in the United States. The Adviser may engage in foreign currency exchange transactions in connection with the purchase and sale of foreign securities and to protect the value of specific portfolio positions. See "Appendix A - Options, Futures and Foreign Currency Exchange Transactions." Special tax considerations also apply to investments in foreign securities. See "Taxes."

    Some countries in which the Fund may invest may have fixed or managed currencies that are not free- floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.


    There are substantial risks involved in investing in securities issued by issuers located in underdeveloped or developing countries, which are sometimes referred to as "emerging markets." These risks are in addition to the usual risks inherent in foreign investments described above. Because of greater risks of adverse political developments, the lack of effective legal structures and difficulties effecting securities transfers and settlements, the Fund risks the loss of its entire investment when investing in securities issued by issuers located in certain foreign countries.


    INDEXED SECURITIES. The Fund may invest in indexed securities whose value is linked to currencies, foreign or domestic securities, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself. Because certain foreign markets may be closed for all practical purposes to U.S. investors such as the Fund, the Fund may invest indirectly in such markets through the purchase of indexed securities and would therefore be subject to the risks described above with respect to investments in foreign securities as well as being subject to the risk of relying upon the issuer of the indexed security to fulfill its obligations under the terms of the security.

    CASH AND SHORT-TERM OBLIGATIONS. Depending upon market conditions, part or all of the Fund's assets may be invested in cash (including foreign currencies) or high quality cash equivalent short-term obligations and unrated cash equivalent short-term obligations that the Adviser determines as comparable in quality to that of such rated obligations including, but not limited to, commercial paper, notes, certificates of deposit, bankers' acceptances and other obligations of banks, repurchase agreements and short-term obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. It is impossible to predict when, for how long, or to what extent the Fund will invest its assets in cash and cash equivalent short-term obligations.

    OTHER INVESTMENT COMPANIES. From time to time and subject to applicable law, certain of the Fund's investments may include investments in other investment companies, including investment companies not registered under the Investment Company Act of 1940. When the Fund invests in other investment companies, shareholders may in effect pay multiple levels of management fees (i.e., the Fund's management fees and the management fees of the other investment companies).

OTHER INVESTMENT PRACTICES AND RISK CONSIDERATIONS


    The Fund may from time to time engage in the investment practices described below. In addition, the Fund may buy and sell (i.e., write) call and put options on individual securities or on securities indices, buy and sell futures contracts and related options, engage in spread and straddle transactions, and engage in foreign currency exchange transactions (including buying and selling options on foreign currencies and engaging in foreign currency futures transactions and options thereon). Some of the options which the Fund may purchase  or  sell  may be  traded  over-the-counter.  EACH OF  THESE  PRACTICES
INVOLVES CERTAIN SPECIAL RISKS. FOR INFORMATION ON OPTIONS AND FUTURES TRANSACTIONS AND FOREIGN CURRENCY EXCHANGE TRANSACTIONS, INCLUDING LIMITATIONS DESIGNED TO REDUCE THE RISKS ASSOCIATED WITH THESE PRACTICES, SEE "APPENDIX A - OPTIONS, FUTURES AND FOREIGN CURRENCY EXCHANGE TRANSACTIONS." Certain provisions of the Internal Revenue Code may limit the Fund's ability to engage in options, futures and forward transactions. See "Tax Status" in the Statement of
Additional Information for more information about these limitations. In addition, because of the investment leverage involved in options and futures transactions, the Fund's obligations under its options and futures transactions could require the Fund to deliver or take delivery of investments with a value equal to or greater than the entire amount of its assets.


    SHORT SALES. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the other party to the transaction. Short sales involve certain expenses and entail risks. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The net proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements, until the short position is closed out. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. ALTHOUGH THE FUND'S GAIN IS LIMITED TO

THE PRICE AT WHICH IT SOLD THE SECURITY SHORT, ITS POTENTIAL LOSS IS UNLIMITED IF THE FUND DOES NOT OWN THE SECURITY.


    The staff of the Securities and Exchange Commission is of the opinion that a short sale involves the creation of a senior security and is, therefore, subject to the limitations of Section 18 of the 1940 Act. The staff has taken the position that in order to comply with the provisions of Section 18, the Fund must put in a segregated account (not with the broker) an amount of cash or United States Government securities equal to the difference between: (a) the market value of the securities sold short at the time they were sold short, and
(b) any cash or United States Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short. It is currently expected that no more than 25% of the Fund's net assets will be used as collateral or deposited in a segregated account in connection with short sales.


    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements on up to 25% of its total assets with member banks of the Federal Reserve System or securities dealers in order to earn income. A repurchase agreement is a contract pursuant to which the Fund agrees to purchase a security and simultaneously agrees to resell it to such bank or dealer at an agreed-upon time and price, thereby determining the yield during the Fund's holding period. The Fund will normally limit its investments in repurchase agreements to those agreements maturing in seven days or less. Repurchase agreements maturing in more than seven days, together with any other illiquid assets of the Fund, will not exceed 15% of the value of the Fund's total net assets. The securities underlying repurchase agreements will be limited to securities in which the Fund could invest directly pursuant to the Fund's investment policies. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund to the bank or dealer involved, with the underlying securities constituting collateral for the loans. The Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement, including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying collateral to the seller's estate. The Fund's investments in repurchase agreements will be limited to transactions with financial institutions  which are  determined  by the  Adviser to present  minimal  credit risks. The Adviser will monitor the creditworthiness of such financial institutions.

    FORWARD COMMITMENTS. The Fund may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time ("forward commitments"). If the Fund does so, it will maintain cash or liquid, high-grade debt obligations in a segregated account having a value at all times sufficient to meet the purchase price or will enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The Fund may realize gains or losses upon the sale of forward commitments. The Adviser will monitor the creditworthiness of the parties to such forward commitments. The Fund will not invest more than 25% of its total assets in forward commitments.

    WARRANTS. The Fund may from time to time purchase warrants; however, not more than 5% of its net assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants represent the right to purchase securities of an issuer at a specific price for a specific period of time. They do not represent ownership of such securities, but only the right to buy them. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

    REAL ESTATE AND RELATED SECURITIES. The Fund may invest in real estate-related securities. These securities include securities that are backed by, represent interests in or are secured by real estate, as well as securities issued by companies or limited partnerships that invest in real estate or interests in real estate. Investments in these securities entail certain risks due to a variety of factors, including uncertainties surrounding the underlying real estate ventures. Factors affecting the performance of real estate ventures may include satisfactory completion of construction, excess supply of real estate in certain markets, prudent management of insurance risks, sufficient level of occupancy, adequacy of financing available in capital markets, competent management, adequate rent to cover operating expenses, local and regional markets for competing assets, changes in applicable laws and governmental regulations (including taxes), and social and economic trends.

    To the extent permitted by its investment restrictions, the Fund may also purchase and sell real estate in order to protect its investment in such securities. Certain real estate-related securities in which the Fund may invest may not be readily marketable. Investments in real estate and in real estate-related securities that are not readily marketable entail additional risks, such as difficulty in pricing the real estate or security for purposes of determining the Fund's net asset value and the possibility that the Fund would be unable to sell the real estate or security at a price approximating its market value when it decides to sell the real estate or security. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its status as a regulated investment company. See "Taxes."

PORTFOLIO MANAGEMENT AND PORTFOLIO TURNOVER


    While it is a policy of the Fund generally not to engage in trading for short-term gains, portfolio changes will be made without regard to the length of time a security has been held or whether a sale would result in a profit or loss, if in the Adviser's judgment such transactions are advisable. A change in the securities owned by the Fund is known as "portfolio turnover." For purposes of calculating portfolio turnover, all securities whose maturity or expiration date is one year or less at the time of acquisition are excluded from the calculation. As a result of the Fund's investment policies, under certain market conditions, the Fund's portfolio turnover rate may be higher than that of other mutual funds. To the extent the Fund's portfolio turnover rate equals or exceeds 100%, the Fund will generally incur high transaction costs. Portfolio turnover may subject the Fund's shareholders to taxes on realized capital gains. The portfolio turnover rate for the life of the Fund is shown in the section "Financial Highlights."


    The purchase and sale of portfolio securities for the Fund and for the other investment advisory clients of the Adviser are made by the Adviser with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold only for certain clients of the Adviser even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected pro rata on the basis of cash available or another equitable basis so as to avoid any one account's being preferred over any other account.

RISK FACTORS

    NON-DIVERSIFICATION. The Fund is a "non-diversified" fund and as such is not required to meet any diversification requirements under the 1940 Act. Nevertheless, the Fund must meet certain diversification standards to qualify as a "regulated investment company" for federal income tax purposes. See "Tax Status" in the Statement of Additional Information. As a non-diversified fund, the Fund may invest a relatively high percentage of its assets in the securities of a relatively few issuers that the Adviser deems to be attractive investments, rather than invest in the securities of a large number of issuers merely to satisfy diversification requirements. Such policy will increase the risk of loss to the Fund should there be a decline in the market value of any security in which the Fund has invested a large percentage of its assets. Investment in a non-diversified fund such as the Fund will generally entail greater risks than investment in a "diversified" fund.


    LOWER-RATED SECURITIES. Debt securities in which the Fund invests may or may not be rated by rating agencies such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P"), and, if rated, such rating may range from the very highest to the very lowest, currently C for Moody's and D for S&P. Securities rated below investment grade (below Baa if rated by Moody's and below BBB if rated by S&P) normally provide a yield or yield to maturity that is significantly higher than that of investment grade issues, but are predominately speculative with respect to capacity to pay interest and repay principal. The lower-rated categories include debt securities that are in default and debt securities of issuers who are insolvent. The rating assigned to a security by Moody's or S&P does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security.


    The  values of  lower-rated  securities  (including  unrated  securities  of comparable quality) fluctuate more than those of higher-rated securities, although they may be less sensitive to interest rate changes. In addition, the lower rating reflects a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of principal and income. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In addition, the market price of lower-rated securities is likely to be more volatile because: (i) an economic downturn or increased interest rates may have a significant effect on the yield, price and potential for default; (ii) the market may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in disposing of the securities or in valuing them for purposes of determining the Fund's net asset value; and (iii) past legislation has limited (and future legislation may further limit) investment by certain institutions in lower-rated securities or the tax deductibility of the interest by the issuer, which may adversely affect the value of such securities. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objectives. Because the Fund may invest without limit in such lower-rated securities, the Fund's achievement of its investment objectives is more heavily dependent on the Adviser's credit analysis. For a more complete description of the ratings of debt securities, see "Appendix B - Description of Debt Ratings."

    At times, a substantial portion of the Fund's assets may be invested in securities as to which the Fund, by itself or together with other funds and accounts managed by the Adviser and its affiliates, holds a major portion or all of such securities. Although the Adviser generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.


    Certain securities held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.


    The Fund may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero- coupon bonds do not pay interest for their entire lives and are issued at a discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Such investments may experience greater fluctuation in market value in response to changes in market interest rates than bonds which pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments, but may also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Accordingly, such bonds involve greater credit risk than bonds paying interest in cash currently. Even though such bonds may not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

    The amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Therefore, to the extent the Fund invests in lower-rated tax-exempt securities, the achievement of the Fund's goals is more dependent on the Adviser's investment analysis than would be the case if the Fund were investing in higher-rated securities.


    During fiscal 1995, the Fund invested 9.2% of its net assets in debt securities that were in default. The Adviser believes that such securities provide attractive investment opportunities due in part to the discount from par at which they are typically purchased. In addition to these securities, the Fund also invested 2.9% of its net assets in securities rated B by Moody's, 0.2% of its net assets in securities rated C by Moody's and 3.5% of its net assets in unrated debt securities which, if rated, the Adviser believes would have been rated C by Moody's.


LIMITING INVESTMENT RISK

    Specific investment restrictions help the Fund attempt to limit investment risks for its shareholders. See the Statement of Additional Information. Except for investment restrictions designated as fundamental in the Statement of Additional Information, the investment policies described in this Prospectus and in the Statement of Additional Information are not fundamental policies. The Trustees may change any non- fundamental investment policies without shareholder approval.

                               PURCHASE OF SHARES

    Shares of the Fund may be purchased in a continuous offering for cash without a sales charge or underwriting commission directly from the Fund on the last day of each month on which the New York Stock Exchange is open for business (a "Purchase Date"). The purchase price of shares of the Fund is the net asset value as of the close of the Exchange on the relevant Purchase Date. The minimum initial purchase of Fund shares is $50,000 ($100,000 for California residents). The minimum purchase for any subsequent investment is $1,000. The Fund may waive these minimums at its discretion. Investors should call the offices of the Fund before attempting to place an order for Fund shares. The Fund reserves the right at any time to reject an order.

    Before investing in the Fund, shareholders will be required to execute an agreement pursuant to which they will agree not to transfer their shares, except as approved by the Fund. For these purposes, redemptions of Fund shares are not considered transfers, but pledges of Fund shares are.


    Before an order to purchase shares will be accepted, all required forms must be in proper order and received by Baupost no later than the business day preceding the Purchase Date, although the Fund requests that orders be sent so that they are received by Baupost no later than five business days before such Purchase Date. Unless otherwise approved by the Fund, all payments for purchases must be made by wire transfer to the account designated by the Fund's Custodian. The deadline for wire transfers is 10:00 a.m., Eastern time on the Purchase Date. When the consideration is received by the Fund after the deadline, the purchase order will be rejected and will have to be resubmitted to the Fund on the next Purchase Date.


    Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. Shareholders will be sent a statement of shares owned subsequent to each transaction.

                              REDEMPTION OF SHARES

    Shares of the Fund may be redeemed on any day the New York Stock Exchange is open for business. The redemption price is the net asset value per share next determined after receipt by Baupost of the redemption request in "good order." Shares of the Fund will generally be redeemed by a distribution in cash; however, the Fund reserves the right to redeem shares by a distribution in kind of securities held by the Fund.

    Securities used to redeem Fund shares in kind will be valued in accordance with the Fund's procedures for valuation described under "Determination of Net Asset Value." Securities distributed by the Fund in kind will be selected by the Adviser in light of the Fund's investment objectives and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. Shareholders who receive a distribution in kind should expect to incur transaction costs when converting such securities to cash.

    Payment on redemption will be made as promptly as possible and in any event within seven days after the requested date provided that the request is in "good order." A redemption request is in "good order" if it includes the exact name in which shares are registered and the number of shares or the dollar amount of shares to be redeemed and if it is signed exactly in accordance with the form of registration. Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust, must specify, in full, the capacity in which they are acting. When opening an account with the Fund, shareholders may be required to designate the account(s) to which funds may be transferred upon redemption.

    The Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, during periods when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the value of its net assets, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

                        DETERMINATION OF NET ASSET VALUE

    The net asset value of a share is determined for the Fund as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) once on each day on which the Exchange is open (other than a day on which no shares of the Fund were tendered for redemption and no order to purchase shares was accepted by the Fund, but at least as frequently as the last business day of each month). The net asset value per share for the Fund is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Portfolio securities, options and futures contracts for which market quotations are available and which are traded on an exchange or on NASDAQ are valued at the last quoted sale price, or, if there is no such reported sale that day, at the closing bid price. Securities, options and forward contracts traded in the over-the-counter market (other than those traded on NASDAQ) and other unlisted securities are valued at the most recent bid price as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on one or more stock exchanges are valued according to the broadest and most representative market. To the extent the Fund engages in "naked" short sales (i.e., it does not own the underlying security or a security convertible into the underlying security without the payment of any further consideration), the Fund will value such short positions as described above, except that the valuation, where necessary, will be based on the asked price instead of the bid price. Other assets for which no quotations are readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Trustees of the Fund. Determination of fair value will be based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

    Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the closings of such exchanges and securities markets and the time the Fund determines its net asset value which will not be reflected in the computation of such net asset value. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith in accordance with procedures adopted by the Trustees.

    Because foreign securities (including options and futures contracts with respect to foreign securities and currencies) are quoted in foreign currencies, fluctuations in the value of such securities in relation to the U.S. dollar will affect the net asset value of shares of the Fund even though there has not been any change in the values of such securities measured in terms of the foreign currencies in which they are denominated. The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing at the time of determination of net asset value.

                                  DISTRIBUTIONS

    The Fund intends to pay out as dividends substantially all of its ordinary income (which principally consists of any dividends and interest it receives from its investments, less accrued expenses). The Fund also intends to distribute substantially all of its capital gain net income, if any, after giving effect to any available capital loss carryover. The Fund's policy is to declare and pay distributions of its ordinary income annually, generally in December, although it may do so more frequently as determined by the Trustees of the Fund. The Fund's policy is to distribute capital gain net income annually, generally in

December, although it may do so more frequently as determined by the Trustees of the Fund and to the extent permitted by applicable regulations.

    All dividends and/or distributions will be paid in shares of the Fund at net asset value unless the shareholder elects to receive cash. Shareholders may make or change this election by indicating their choice on the Shareholder Information Sheet provided when an account is opened or by writing to the Transfer Agent.

                                      TAXES

    The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains paid to shareholders in the form of dividends. In order to accomplish this goal, the Fund must distribute substantially all of its ordinary income and capital gain net income on a current basis and maintain a portfolio of investments which satisfies certain investment and diversification criteria.

    All Fund distributions will be taxable to shareholders as ordinary income, except distributions of any long-term capital gains are currently taxable as such regardless of how long a shareholder may have owned shares in the Fund. Distributions will be taxed whether received in cash or in additional shares of the Fund. For federal income tax purposes, a distribution paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund and received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund will provide federal tax information annually, including information about dividends and other distributions paid during the preceding year.

    The Fund may be subject to foreign taxes on income received from foreign securities. It is unlikely that shareholders will be able to take advantage of foreign tax credits or deductions with respect to such taxes.

    Under the "backup withholding" rules, the Fund may be required to withhold for the payment of Federal income tax 31% of a non-corporate shareholder's taxable distributions and redemption proceeds if such shareholder fails to provide the Fund with a correct taxpayer identification number or to make required certifications, or if a shareholder has been notified by the Internal Revenue Service that he is otherwise subject to backup withholding. The taxpayer identification number of an individual is his social security number.

    The foregoing is a general summary of the Federal income tax consequences for shareholders who are U.S. citizens or residents or U.S. corporations. Shareholders should consult their own tax advisors about the federal tax consequences of an investment in the Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisors about consequences under foreign, state, local or other applicable tax laws. See the Statement of Additional Information for more information about taxes.

                             MANAGEMENT OF THE FUND


    The Fund is advised and managed by The Baupost Group, Inc., a Massachusetts corporation. Seth A. Klarman, President of Baupost and the Fund, owns in excess of 50% of the outstanding stock of Baupost. Mr. Klarman has also had primary responsibility for the day-to-day management of the Fund's portfolio since the Fund's inception in January, 1991. Mr. Klarman has been with Baupost since its founding in April, 1982. In addition to the Fund, Baupost manages financial assets for approximately 30 client families. Assets under management totaled approximately $722 million on December 31, 1995.


    Under the Management Contract with the Fund, the Adviser, subject to such policies as the Trustees may determine, selects and reviews the Fund's investments and provides executive and other personnel for the management of the Fund. Subject to the authority of the Trustees, the Adviser also manages the Fund's other affairs and business. In the event that the Adviser ceases to be the investment adviser to the Fund, the right of the Fund to use the identifying name "Baupost" with respect to the Fund may be withdrawn.

    The Fund pays the Adviser a quarterly management fee at the annual rate of 1.00% of the Fund's average net assets. Under the Management Contract, for the purposes of determining the applicable management fee, "average net assets" is determined at regular intervals throughout the year. The Adviser has agreed with the Fund to reduce its management fee by up to .75% to the extent that the Fund's total annual expenses (including the management fee and the administrative fee (as described below under "Transfer and Dividend Disbursing Agent and Administrator") and certain other expenses, but excluding brokerage commissions, transfer taxes, interest and expenses relating to preserving the value of the Fund's investments) would otherwise exceed 1.50% of the Fund's average net assets. The Adviser's fee under the Management Contract for services rendered to the Fund is higher than that paid by most other mutual funds.

    In addition, the Fund will pay all expenses incurred in connection with the organization and operation of the Fund, including but not limited to brokerage commissions and transfer taxes in connection with its portfolio transactions, all applicable taxes and filing fees, the fees and expenses for registration or qualification of its shares under the federal or state securities laws, the compensation of certain Trustees, interest charges, charges of custodians, administrative and transfer agency expenses, auditing and legal expenses, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, insurance premiums and professional association dues or assessments.

                         HOW THE FUND SHOWS PERFORMANCE

    From time to time the Fund may include in its communications to current or prospective shareholders figures reflecting total return over various time periods. "Total return" is the rate of return on an amount invested in the Fund from the beginning until the end of the stated period. "Average annual total return" is the annual compounded percentage change in the value of an amount invested in the Fund from the beginning until the end of the stated period. Both rates of return assume the reinvestment of all dividends and distributions. The Fund does not have a sales load or other charges paid by all shareholders that affect its calculation of total return or average annual total return. Any quotation of total return or average annual total return for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

   All data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles.


                 DESCRIPTION OF THE FUND AND OWNERSHIP OF SHARES

    The Fund is a no-load, non-diversified open-end registered management investment company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated June 29, 1990.

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest which presently constitute a single series, the Fund. Each share of the Fund represents an equal proportionate interest with each other share. The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into two or more classes of shares, with such preferences and other rights and privileges as the Trustees may designate. The Fund's shares are not currently divided into classes. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Fund or merge two or more existing portfolios. Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

    Fund shares are entitled to dividends as declared by the Trustees and, in liquidation of the Fund, are entitled to receive the net assets of the Fund. Fund shares are entitled to vote at any meetings of shareholders. Although the Fund is not required to hold annual meetings of shareholders, shareholders have the right to call a meeting to remove Trustees. See the Statement of Additional Information.

    The Declaration of Trust provides for the perpetual existence of the Fund. The Fund may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of the Fund. The Declaration of Trust further provides that the Trustees may also terminate the Fund upon written notice to the shareholders.

                                    CUSTODIAN


    Chase Manhattan Bank, N.A. acts as the Fund's Custodian. The Custodian has no part in determining the Fund's investment policies or which securities are to be purchased or sold for the Fund.



                              TRANSFER AND DIVIDEND
                       DISBURSING AGENT AND ADMINISTRATOR

    Baupost acts as the Fund's transfer and dividend disbursing agent and administrator under a Transfer Agency and Administrative Services Agreement. Under the agreement with the Fund, Baupost provides customary transfer agency services, furnishes pricing and bookkeeping services to the Fund and determines the net asset value of the Fund's shares. For these services, the Fund pays Baupost a quarterly fee at the annual rate of .25% of the Fund's average net asset value.

                             REPORTS TO SHAREHOLDERS

    The fiscal year of the Fund ends on October 31 of each year. The Fund will send to its shareholders a semi-annual report containing unaudited financial statements and an annual report containing audited financial statements.

                              SHAREHOLDER INQUIRIES

    Shareholders may direct inquiries to the Fund c/o The Baupost Group, Inc., 44 Brattle Street, Post Office Box 381288, Cambridge, Massachusetts 02238.

APPENDIX A - OPTIONS, FUTURES AND FOREIGN CURRENCY EXCHANGE
TRANSACTIONS


    The Fund may engage in options and futures transactions and certain foreign currency exchange transactions. These investment practices may be used to attempt to reduce fluctuations in the Fund's net asset value or for other purposes permitted by applicable law. There can be no assurance that such practices will be successful. Expenses and losses resulting from these activities will reduce the Fund's current income and net asset value.

    In connection with transactions in futures contracts and related options written by the Fund, the Fund will be required to deposit with its custodian or broker as "initial margin" an amount of cash and/or securities. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the values of the futures contracts or options. Because of the investment leverage involved in these transactions, the Fund's obligations under its futures contracts or options could require the Fund to deliver or take delivery of investments with a value equal to or greater than the entire amount of its assets. Certain provisions of the Internal Revenue Code may also limit the Fund's ability to engage in these transactions. See "Tax Status" in the Statement of Additional Information for more information about these limitations.


OPTIONS ON SECURITIES


    Writing Covered Options. The Fund may write covered call options and covered put options on securities when, in the opinion of the Adviser, such transactions are consistent with the Fund's investment objectives and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price. The aggregate value of the securities underlying put options written by the Fund may not exceed 50% of the Fund's total assets.


    The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or will segregate cash and/or liquid, high-grade short-term debt obligations equal to the value of the securities to be delivered if the option were exercised. In the case of put options, the Fund will segregate cash and/or liquid, high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. For more information about cover and segregation requirements, see "Regulatory Requirements" below. The Fund may write combinations of covered puts and calls on the same underlying security. See "Spread and Straddle Transactions" below.

    The Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund, to the extent it owns the underlying security, limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

    The Fund may terminate an option that it has written prior to the expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.


    In connection with certain options that the Fund may write, the Fund may be required to deposit cash or securities as "margin," or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.


    Purchasing Put Options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. There is no limit on the amount of the Fund's assets that can be used to purchase put options.

    Purchasing Call Options. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. There is no limit on the amount of the Fund's assets that can be used to purchase call options.

     Spread and Straddle Transactions. In addition to the options strategies described above, the Fund may engage in "spread" transactions in which it purchases and writes a put or call option on the same underlying security, with the options having different exercise prices and/or expiration dates. The Fund may also engage in so-called "straddles," in which it purchases or sells combinations of put and call options on the same security. When it engages in spread and straddle transactions, the Fund seeks to profit from differentials in the option premiums paid and received by it and in the market prices of the related options positions when they are closed out or sold. Spread and straddle transactions require the Fund to purchase and/or write more than one option simultaneously. Accordingly, the Fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the Fund were to purchase or sell a single option. Similarly, costs incurred by the Fund in connection with these transactions will in many cases be greater than if the Fund were to purchase or sell a single option.


RISK FACTORS IN OPTIONS TRANSACTIONS

    The successful use of the Fund's options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

    When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

    The effective use of options also depends on the Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

    If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

    A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

    Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option, could, under certain circumstances, lose its entire investment.

    Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

    A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

    Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

    Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.


    Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process know as "marking to the market." For example, when the Fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the Fund has purchased a futures contract on a security and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.


    The Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the Fund. The Fund may close its position by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

    Options On Futures Contracts. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

    As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

    The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

    Risks of Transactions In Futures Contracts and Related Options. Certain risks arise because of the possibility of imperfect correlation between movements in the prices of futures contracts and options and movements in the prices of the underlying stock index, currency or security or of the securities or currencies that are the subject of the hedge. Successful use of futures contracts by the Fund is subject to the Adviser's ability to predict movements in the direction of interest rates and other factors affecting securities and currency markets. For example, if the Fund has hedged against the possibility of decline in the values of its investments and the values of its investments increase instead, the Fund will lose part or all of the benefit of the increase through payments of daily maintenance margin. The Fund may have to sell investments at a time when it may be disadvantageous to do so in order to meet margin requirements.

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

    To reduce or eliminate a position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions, or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

    U.S. Treasury Security Futures Contracts and Options. The Fund may purchase and sell futures contracts and related options on U.S. Treasury securities when, in the opinion of the Adviser, price movements in Treasury security futures and related options will correlate closely with price movements in the securities which are the subject of the hedge. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

    Successful use of U.S. Treasury security futures contracts by the Fund is subject to the Adviser's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

    There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for the securities that are the subject of the hedge. For example, if the Fund has hedged against a decline in the values of securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the securities held in its portfolio.

    Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objectives.
The Fund may also purchase and sell options on index futures contracts.

    For example, the Standard & Poor's Composite 500 Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

    There are several risks in connection with the use by the Fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge.

    Successful use of index futures by the Fund is also subject to the Adviser's ability to predict movements in the direction of the market. For example, it is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

    In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. Due to the possibility of imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

    Options on Stock Index Futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES

    As an alternative to purchasing and selling call and put options on index futures, the Fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

FOREIGN CURRENCY TRANSACTIONS

    The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. In addition, the Fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.


    Generally, the Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.


    The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

    For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

    When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy and sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

    It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

    Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

    The Fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's current return if the option expires unexercised or is closed out at a net profit. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

    The Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. In addition to the other risks described above, these cross hedging transactions by the Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

    Currency forward and futures contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancellable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

    Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

    At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

    Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. Foreign currency futures contracts share many of the same risks described above with respect to other futures contracts.

    Foreign currency options. In general, options on foreign currencies operate similarly to options on securities and are subject to many similar risks. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

    The Fund will only purchase or write foreign currency options when the Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

    The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options) may be significantly affected, fixed, or supported directly or indirectly by U.S. and foreign governmental actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, since exchange rates may not be free to fluctuate in response to other market forces.

    The value of a foreign currency option reflects the value of an exchange rate, which in turn reflects the relative values of the relevant currencies. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round-lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

    There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

    Settlement procedures. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments. For example, settlement of trades of foreign securities or of foreign currency option exercises may occur within a foreign country, and the Fund may be required to accept or make delivery of the underlying securities or foreign currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

    Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

OVER-THE-COUNTER OPTIONS


    Certain options are traded "over-the-counter" ("OTC") rather than on an exchange. This means that the Fund will enter into such option contracts with particular securities dealers who make markets in these options. The Fund's ability to terminate option positions in the OTC market will be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. To the extent required by applicable pronouncements by the Staff of the Division of Investment Management of the Securities and Exchange Commission, the Fund may treat OTC options purchased by the Fund and assets held to cover OTC options written by the Fund as illiquid securities.

REGULATORY REQUIREMENTS

    Current regulatory requirements impose limitations on how the Fund may engage in options, futures and forward transactions. To the extent necessary, the Fund will comply with these regulations when engaging in options, futures and forward transactions (including options on securities, securities indices and currencies). In general, these regulations require that the Fund either "cover" its position or place cash or certain liquid, high grade, short-term debt obligations in a segregated account in an amount equal to the Fund's obligation. The methods of cover and the types of securities required to be segregated may vary depending on the type of financial instrument and the particular transaction.

FUTURE DEVELOPMENTS

    The Fund may take advantage of hedging opportunities and other derivative strategies which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objectives and legally permissible for the Fund. Such opportunities, if they arise, may involve risks which exceed those involved in the activities described above.

                    APPENDIX B - DESCRIPTION OF DEBT RATINGS

     Moody's Investors Service, Inc. describes classifications of bonds as follows:

    Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interests and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca - Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

    C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


    Standard & Poor's describes classifications of corporate bonds as follows:

    AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

    A - Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

    BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE GRADE

    Debt  rated  'BB',  'B',  'CCC',   'CC',  and  'C'  is  regarded  as  having
predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

    BB - Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

    B - Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also
used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

    CCC - Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

    CC - The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

    C - The rating 'C' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC-' rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    CI - The rating 'CI' is reserved for income bonds on which no interest is being paid.

    D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    PLUS (+) or MINUS (-) Ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

THE BAUPOST FUND
P.O. Box 381288
44 Brattle Street
Cambridge, MA  02238

ADVISER, TRANSFER AND DIVIDEND PAYING
  AGENT AND ADMINISTRATOR
The Baupost Group, Inc.
P.O. Box 381288
44 Brattle Street
Cambridge, MA  02238


CUSTODIAN
Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, NY 10081


INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA  02116-5072

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, MA  02110-2624


                                                                   PROSPECTUS
                                                            February 29, 1996

                                THE BAUPOST FUND

                       STATEMENT OF ADDITIONAL INFORMATION



                                FEBRUARY 29, 1996




         This Statement of Additional Information contains information which may be useful to investors but which is not included in the Prospectus of The Baupost Fund (the "Fund"). This Statement is not a Prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Fund dated February 29, 1996. The Statement should be read together with the Prospectus. Copies of the Prospectus can be obtained without charge by calling the Fund at (617) 497-6680 or by writing to the Fund, c/o The Baupost Group, Inc., 44 Brattle Street, Post Office Box 381288, Cambridge, Massachusetts 02238.




                                TABLE OF CONTENTS

                                                                            Page


INVESTMENT RESTRICTIONS......................................................B-2
TAX STATUS...................................................................B-4
MANAGEMENT OF THE FUND.......................................................B-5
OWNERSHIP OF FUND SHARES.....................................................B-8
INVESTMENT ADVISORY AND OTHER SERVICES.......................................B-8
PORTFOLIO TRANSACTIONS......................................................B-10
SHAREHOLDER VOTING RIGHTS...................................................B-11
LIABILITY OF SHAREHOLDERS, TRUSTEES AND OFFICERS ...........................B-12
DETERMINATION OF NET ASSET VALUE ...........................................B-12
STANDARD PERFORMANCE MEASURES...............................................B-12
EXPERTS.....................................................................B-13
REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS.....................B-14

                             INVESTMENT RESTRICTIONS

         As fundamental investment restrictions which may not be changed without a vote of a majority of the outstanding voting securities of the Fund, the Fund may not and will not:

         (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any investments are purchased.

         (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) in connection with borrowings permitted by restriction 1 above.

         (3) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

         (4) Purchase or sell real estate, although it may purchase securities or limited partnership interests which are secured by or represent interests in real estate or issued by companies or limited partnerships which invest in real estate or interests therein, and it may acquire and dispose of real estate or interests in real estate acquired in order to protect its investment in such securities or limited partnership interests. (For the purposes of this restriction, investments by the Fund in securities that are not readily marketable of companies whose assets consist substantially of real property and interests therein, including mortgages and other liens, do not constitute an investment in real estate or in interests in real estate.)

         (5) Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, except that the Fund may buy or sell futures contracts and related options, forward contracts, options on commodities, securities or other instruments backed by commodities and options on foreign currencies.

         (6) Make loans, except (i) by purchase of debt obligations in which the Fund may invest consistent with its investment policies or (ii) by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value).

         (7) Invest 25% or more of the value of its total assets in any one industry. (U.S. Government Securities, including securities issued by agencies or instrumentalities of the U.S. Government, and securities backed by the credit of a U.S. governmental entity will not be considered to represent an industry.)

         (8) Buy or sell oil, gas or other mineral leases, rights or royalty contracts or any interest in oil, gas or other mineral exploration or development programs, although it may purchase securities which are secured by or represent interests in, or issued by companies which invest in, oil, gas or other mineral leases, rights or royalty contracts.

         (9) Issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur consistent with restriction 1 above .

It is contrary to the Fund's present policy, which may be changed by the Trustees without shareholder approval, to:

         (1) Invest in (a) securities which at the time of such investment are not readily marketable and (b) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in the aggregate in securities described in
                  (a) and (b) above.

         (2) Purchase securities on margin, except that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with financial futures contracts or options.

         (3) Invest more than 5% (taken at the lower of cost or market value) of its net assets in warrants (provided that of this 5%, no more than 2% may be warrants not listed on the New York Stock Exchange or the American Stock Exchange). For purposes of this restriction, warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase are deemed to be without value.

         (4)      Purchase or sell interests in limited  partnerships  that have
                  as  their  primary   business   purpose  the   development  or
                  management of real estate.

                              --------------------

         For the purposes of fundamental investment restriction 7 concerning investments in any one industry, the Fund will consider all relevant factors in determining who is the issuer of a loan participation. These factors will include the credit quality of the borrower, the amount and quality of the collateral, the terms of the loan agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of any person interpositioned between the Fund and the borrower was deemed material to the decision to purchase the participation interest, the interest rate environment, and general economic conditions applicable to the borrower and such interpositioned person.

         For the purposes of certain diversification criteria imposed by federal tax laws, the Fund will consider the borrower to be the issuer of a loan participation. In addition, with respect to loan participations under which the Fund does not have privity of contract with the borrower or would not have a direct cause of action against the borrower in the event of its failure to pay scheduled principal or interest, the Fund will also consider each person interpositioned between the Fund and the borrower to be an issuer of a loan participation.

         Except as otherwise noted, all percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

         The Investment Company Act of 1940 (the "1940 Act") provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or
(2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                                   TAX STATUS


         The tax status of the Fund and the distributions which it may make are summarized in the Prospectus under the headings "Taxes" and "Distributions." The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as a regulated investment company which is eligible for special federal income tax treatment, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or the other disposition of securities and certain other assets held less than three months; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. government securities or securities of other regulated investment companies); and (d) distribute in or with respect to each taxable year at least 90% of its dividend, interest and certain other income (including, in general, net short-term capital gains) for such year. To the extent the Fund qualifies as a regulated investment company which is eligible for special federal income tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.


         In order to eliminate an excise tax liability imposed on certain undistributed income, the Fund must distribute prior to each calendar year end an amount equal to the sum of: (i) 98% of the Fund's capital gain net income, if any, realized in the one-year period ending on October 31 of such year, (ii) 98% of the Fund's ordinary income realized in such calendar year and (iii) any undistributed income from the prior year. The Fund will be treated as having distributed on December 31 of a given year any dividend of ordinary income or capital gain net income that is declared and payable to shareholders of record on a date in October, November or December of such year and paid on or before January 31 of the next year. The Fund intends to make distributions which are necessary to eliminate such excise tax liability.

         Foreign currency exchange gain and loss arising from the Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts will generally be treated for federal income tax purposes as ordinary income or loss.

         The Fund's transactions, including hedging transactions, in options, futures contracts, forward contracts, short sales, spreads, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. See "Appendix A - Options, Futures and Foreign Currency Exchange Transactions" in the Prospectus.

         Certain of the Fund's hedging activities, including its transactions in foreign currencies or foreign currency-denominated instruments, are likely to produce a difference between its book income and its taxable income. This difference may require the Fund to make distributions exceeding book income in order to qualify as a regulated investment company, or cause the Fund's distributions to exceed the Fund's taxable income. Distributions in excess of the Fund's earnings and profits will be treated as a non-taxable return of capital to the extent of the shareholder's tax basis in his shares and thereafter as capital gain.

         Due to the requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities and certain other assets (including options, futures contracts and forward contracts) held or deemed held under Code rules for less than three months, the Fund will be restricted in its ability to conduct certain transactions, including, for example, selling securities short, purchasing or writing options that expire in less than three months, effecting closing transactions with respect to options purchased or sold within the preceding three months, engaging in certain transactions in options and futures contracts, and selling certain securities deliverable under such options or futures contracts or treated as substantially identical to securities deliverable under such options or futures contracts.


                             MANAGEMENT OF THE FUND

         The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:


Name and Address*               Position                       Principal Occupation
-----------------               --------                       --------------------

Seth A. Klarman**               Trustee and President          The Baupost Group, Inc., President; Baupost
                                                               Partners, General Partner (investment adviser).

William J. Poorvu**             Trustee, Vice Chairman,        The Baupost Group, Inc., Chairman and Director
                                Clerk and Treasurer            Massachusetts Financial Services Company  Group
                                                               of  Funds,   Trustee/Director  (mutual  funds);  CBL
                                                               Associates Properties,  Inc.,  Director (a public Real
                                                               Estate  Investment  Trust);  Harvard University,
                                                               Graduate  School of  Business  Administration,
                                                               Adjunct  Professor; Trammell   Crow  Real  Estate
                                                               Investors,   Trustee  (real   estate);   Sonesta International
                                                               Corp.,  Director  (hotels).

Howard H.  Stevenson**          Trustee  and Chairman          The  Baupost  Group,  Inc.,  Vice  Chairman  and
                                                               Treasurer;   Harvard University,  Graduate  School of
                                                               Business  Administration,  Professor,  and from 1991-
                                                               1994,  Senior  Associate  Dean and Director of
                                                               Financial  and  Information System; Camp,
                                                               Dresser & McKee, Director (engineering
                                                               consultants); Passamaquoddy Technologies,
                                                               Director  (a  technology  firm);  Landmark
                                                               Communications  Inc., Director   (communications);
                                                               Sheffield   Steel   Corp.,   Director   (a  steel
                                                               manufacturer);  Preco  Corporation,  Director  (a  paper
                                                               manufacturer);  Perini Investment  Properties,
                                                               Director (real estate);  African  Communications
                                                               Group, Director  (a  communications  group);  Terry
                                                               Hinge  &  Hardware,   Director  (a manufacturer); Gulf
                                                               States Steel,  Director  (a steel  manufacturer);Quadra
                                                               Capital  Partners,  Director (an  investment  advisory
                                                               marketing  firm).

* The mailing address of each of the officers and Trustees is c/o Baupost, 44 Brattle Street, Post Office Box 381288, Cambridge, Massachusetts 02238 unless otherwise indicated.

** Trustees who are "interested persons" (as defined in the 1940 Act) of the Fund or the Fund's investment adviser, The Baupost Group, Inc. (the "Adviser").


Name and Address*               Position                      Principal Occupation
-----------------               --------                      --------------------

Samuel Plimpton                 Trustee                       Brattle Advisors, L.P., general partner (real estate
Brattle Advisors, L.P.                                        counselors); Perry Dean Rogers and Partners,
44 Brattle Street                                             Director (an architecture firm).
Suite 2
Cambridge, MA  02138


Robert W. Ackerman              Trustee                       President and Chief Executive Officer
Sheffield Steel Corp.                                         of Sheffield Steel Corp. (a steel
220 North Jefferson                                           manufacturer); prior to that,
Sands Springs, OK  74063                                      President, Lincoln Pulp & Paper
                                                              Co., Inc. (a paper manufacturer); Director,
                                                              Putnam Nomura Dividend Income Fund; Gulf States
                                                              Steel,  Director  (a steel  manufacturer).

David Auerbach                  Trustee                       Mr. Auerbach is a private investor.
607 Boylston Street
Boston, MA  02116

Jay Light                       Trustee                       Harvard University Graduate School of
Harvard University Graduate                                   Business Administration, Dwight P.
School of Business Administration                             Robinson, Jr. Professor of Business
Soldiers Field Road                                           Administration and Senior Associate Dean,
Boston, MA 02163                                              Director of Faculty Planning from 1988 to 1992;
                                                              United Asset Management Corporation,
                                                              Director (a holding company comprised of
                                                              investment management firms); Harvard
                                                              Management Company, Director (an
                                                              investment adviser to President and
                                                              Fellows of Harvard College); The Jeffrey
                                                              Company, Director (investments); College
                                                              Retirement Equity Fund, Trustee; The
                                                              Brigham and Women's Hospital, Trustee and
                                                              Chairman of the Investment Committee;
                                                              Partners Healthcare System, Chairman of
                                                              the Investment Committee.

David C. Abrams                 Vice President                The Baupost Group, Inc., Vice President.

Paul C. Gannon                  Vice President                The Baupost Group, Inc., Chief Financial and
                                                              Administrative Officer and Vice President.



* The mailing address of each of the officers and Trustees is c/o Baupost, 44 Brattle Street, Post Office Box 381288, Cambridge, Massachusetts 02238 unless otherwise indicated.



Name and Address*               Position                      Principal Occupation
-----------------               --------                      --------------------

Jo-An B. Bosworth               Assistant                     The Baupost Group, Inc.,
                                Clerk                         Vice President, Clerk and Secretary.


*The mailing address of each of the officers and Trustees is c/o Baupost, 44 Brattle Street, Post Office Box 381288, Cambridge, Massachusetts 02238 unless otherwise indicated.


        Except as noted below, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers. Until April 15, 1991, Mr. Gannon was Group Financial Officer of the Real Estate Division of The First National Bank of Boston.


        The Fund pays the Trustees, other than Mr. Plimpton and those who are interested persons of the Adviser, an annual fee of $6,000, in addition to a fee of $500 for each meeting attended. During fiscal 1995, the Fund paid Trustees' fees aggregating $24,500, of which $8,500 was paid to Mr. Ackerman, $7,500 was paid to Mr. Auerbach and $8,500 was paid to Mr. Light. The Fund is the only investment company advised by Baupost and has no pension or retirement plan for its Trustees.


                            OWNERSHIP OF FUND SHARES


        At February 1, 1996, the officers and Trustees of the Fund as a group owned of record or beneficially 20.79% of the outstanding shares of the Fund, and to the knowledge of the Fund no person owned of record or beneficially 5.0% or more of the shares of the Fund, except Carol B. Auerbach, 900 Centennial Road, Narberth, PA 19072 owned of record 1.48% of the shares of the Fund and beneficially owned 6.39% of the shares of the Fund and William J. Poorvu, 975 Memorial Drive, #710, Cambridge, MA 02138 owned of record 0.71% of the shares of the Fund and beneficially owned 11.27% of the shares of the Fund. Each of the foregoing shareholders beneficially owns shares of the Fund individually and as Trustee for various trusts. The foregoing shareholders may be Trustees for the same trusts, in which case each person serving as Trustee of such trust is deemed to be a beneficial owner of the shares.



                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT CONTRACT

        As disclosed in the Prospectus under the heading "Management of the Fund," under an investment advisory contract (the "Management Contract") between the Fund and the Adviser, subject to such policies as the

Trustees of the Fund may determine, the Adviser will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Adviser also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Adviser. As indicated under "Portfolio Transactions -- Brokerage and Research Services," the Fund's portfolio transactions may be placed with broker-dealers that furnish the Adviser, at no cost, certain research, statistical and quotation services of value to the Adviser in advising the Fund or its other clients.

        As disclosed in the Prospectus, the Adviser will reduce its management fee by up to .75% to the extent that the Fund's total annual expenses (including the management fee and the administrative fee and certain other expenses but excluding brokerage commissions, transfer taxes, interest and expenses relating to preserving the value of the Fund's investments) would otherwise exceed 1.50% of the Fund's average net assets. In addition, the Adviser's compensation under the Management Contract is subject to reduction to the extent that in any year the expenses of the Fund exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions and, generally, excludes brokerage commissions, taxes, interest and extraordinary expenses. The most restrictive of such limitations as of the date of this Statement of Additional Information is 2.5% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1.5% of any excess over $100 million.

        The Management Contract provides that the Adviser shall not be subject to any liability to the Fund or to any shareholder of the Fund in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

        The Management Contract will continue in effect for a period of more than two years from the date of its execution only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority (or one, if there is only one) of those Trustees who are not "interested persons" of the Adviser or the Fund, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Contract automatically terminates on assignment, and may be terminated by either the Fund or the Adviser upon not more than 60 days' but not less than 30 days' notice to the other party.


        For its 1993, 1994 and 1995 fiscal years, the Fund paid management fees of $545,450, $838,925 and $853,905, respectively (reflecting reductions in 1993 and 1994 of $70,579 and $15,549, respectively, pursuant to an expense limitation in effect during those periods).


TRANSFER AGENCY, DIVIDEND DISBURSING AND ADMINISTRATIVE ARRANGEMENTS

        Baupost is the Fund's transfer and dividend disbursing agent and administrator. Under a Transfer Agency and Administrative Services Agreement between the Fund and Baupost, Baupost is paid a quarterly fee at the annual rate of .25% of the Fund's average net assets. Under the agreement, Baupost acts as the Fund's transfer and dividend disbursing agent and provides bookkeeping and certain clerical services and will calculate the total net asset value, total net income, and net asset value per share of the Fund. The agreement provides that it shall continue indefinitely, but that it may be terminated by either party upon 60 days' notice. The agreement provides that Baupost will only be liable to the Fund for loss or damage incurred by the Fund resulting from Baupost's lack of good faith, negligence or willful misconduct and also provides that the Fund will indemnify Baupost against, among other things, loss or damage incurred by Baupost on account of any claim, demand, action or suit arising out of, or in connection with, its duties under the agreement, provided that Baupost has acted in good faith and without negligence or willful misconduct.


        During its 1995 fiscal year, the Fund paid $213,476 to the Adviser pursuant to the Transfer Agency and Administrative Services Agreement.


CUSTODIAN


        Chase Manhattan Bank, N.A. ("Chase Manhattan"), One Chase Manhattan Plaza, New York, New York 10081, is the Fund's custodian. As such, Chase Manhattan holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, Chase Manhattan receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Chase Manhattan also maintains certain accounts and records of the Fund. Chase Manhattan has also contracted with certain foreign banks and depositories to hold portfolio securities outside of the United States on behalf of the Fund. The contract provides that it shall continue indefinitely, but that it may be terminated by either party upon 90 days' notice.


                             PORTFOLIO TRANSACTIONS

        Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid for such securities usually includes an undisclosed dealer commission or mark-up. In placing orders for the portfolio transactions of the Fund, the Adviser will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer.

        Over-the-counter transactions often involve dealers acting for their own account. It is the Adviser's policy to place over-the-counter market orders for the Fund with primary market makers unless better prices or executions are available elsewhere.


        Although the Adviser does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for the Fund, the Adviser may receive such services from brokers who handle the Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Adviser may use such research in servicing other clients as well as the Fund.


        As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and subject to such policies as the Trustees of the Fund may determine, the Adviser may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.


        During its 1993, 1994 and 1995 fiscal years, the Fund paid brokerage commissions aggregating $142,157, $304,386 and $314,636, respectively. In fiscal 1995, the Adviser, on behalf of the Fund, placed brokerage transactions with brokers and dealers whose research, statistical and quotation services the Adviser considered to be particularly useful to it and its affiliates having an approximate aggregate dollar value of $1,014,643 (on which approximately $2,940 of commissions were paid). However, such transactions were placed with such brokers and dealers without regard to the furnishing of such services.


                            SHAREHOLDER VOTING RIGHTS

        Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote in the election of Trustees and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and (ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.

        There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Fund will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Fund will also be required by law to hold shareholder meetings for the adoption of any contract for which shareholder approval is required by the 1940 Act. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Fund's Custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, stating that they wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Fund will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

        No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund except (i) to change the Fund's name or to cure technical problems in the Declaration of Trust or (ii) to establish, designate or modify new and existing series or classes of Fund shares or other provisions relating to Fund shares in response to applicable laws or regulations.

                LIABILITY OF SHAREHOLDERS, TRUSTEES AND OFFICERS

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund would be unable to meet its obligations.

        The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Fund of the Trustees and the officers of the Fund against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Declaration of Trust that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

                        DETERMINATION OF NET ASSET VALUE

        As indicated in the Prospectus, the net asset value of each Fund share is determined as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) once on each day which the Exchange is open (other than a day on which no shares of the Fund were tendered for redemption and no order to purchase shares was accepted by the Fund). The Fund expects that the days, other than weekend days, that the New York Stock Exchange will not be open are Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Presidents' Day, Good Friday and Memorial Day.

                          STANDARD PERFORMANCE MEASURES

        From time to time the Fund may include in its communications to current or prospective shareholders figures reflecting total return over various time periods. "Total return" is the rate of return on the amount invested in the Fund from the beginning until the end of the stated period. "Average annual total return" is the annual compounded percentage change in the value of the amount invested in the Fund from the beginning until the end of the stated period. Both rates of return assume the reinvestment of all dividends and distributions. The Fund does not have a sales load or other charges paid by all shareholders that affect its calculation of total or average annual total return. Any quotation of total return for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

        The Fund's average annual total return since the commencement of its operations (December 14, 1990) through October 31, 1995 was 14.91%. The Fund's total return for the one-year period ended October 31, 1995 was 7.91%.


                                     EXPERTS


        The statement of assets and liabilities of The Baupost Fund as of October 31, 1995, including the schedule of investments, schedule of securities sold short, and schedule of forward foreign currency contracts, the related statement of operations for the year then ended and the related statement of changes in net assets for each of the two years in the period then ended appearing in this Statement of Additional Information, and the Financial Highlights for each of the four years then ended and for the period from January 1, 1991 to October 31, 1991 appearing in the Prospectus and this Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                         Report of Independent Auditors


To the Trustees and Shareholders of
  The Baupost Fund


We have audited the accompanying statement of assets and liabilities of The Baupost Fund, including the schedule of investments, schedule of securities sold short and schedule of forward foreign currency contracts, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from January 1, 1991 to October 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Baupost Fund at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from January 1, 1991 to October 31, 1991 in conformity with generally accepted accounting principles.




                                                               ERNST & YOUNG LLP

December 1, 1995

                                THE BAUPOST FUND

                       STATEMENT OF ASSETS AND LIABILITIES


                                OCTOBER 31, 1995



          ASSETS:
            Investments in securities - at value           $     91,706,510
              (Notes A and C) (cost $87,501,913)
            Receivable for investments sold                       1,271,235
            Receivable for investments sold short                 1,095,674
            Unrealized appreciation on forward foreign
              currency contracts sold                                74,527
            Accrued investment income                                61,124
            Liquidation payments receivable                       1,034,411
            Other assets                                            122,584
                                                                    -------
                      Total Assets                               95,366,065


          LIABILITIES:
            Payable for investments purchased                     4,346,231
            Payable to The Baupost Group, Inc. (Note B)             295,879
            Payable for securities sold short                     1,070,259
              (Notes A and C) (proceeds $1,097,000)
            Other payables and accrued expenses                     214,317
                                                                    -------
                       Total Liabilities                          5,926,686
                                                                  ---------
                                  NET ASSETS               $     89,439,379
                                                           ================

          COMPOSITION OF NET ASSETS:
            Paid in capital                                $     80,852,257
            Distributions in excess of net investment
              income (Note A)                                       (30,449)
            Accumulated undistributed net realized
              gain on investments and foreign
              currency transactions                               4,311,706
            Net unrealized appreciation on investments
              and assets & liabilities in foreign currency        4,305,865
                                                                  ---------
                                  Net Assets               $     89,439,379
                                                           ================

          NET ASSET VALUE:
            Offering and redemption price per share
            ($89,439,379 / 6,640,905.969)                  $         13.47
                                                           ===============


                       See notes to financial statements.

                                THE BAUPOST FUND

                             STATEMENT OF OPERATIONS

                           YEAR ENDED OCTOBER 31, 1995



        INVESTMENT  INCOME:

          INCOME:
            Interest                                    $    1,762,944
            Dividends (net of foreign withholdings of
             $13,769)                                          901,762
            Other income                                        16,540
                                                                ------
                        Total Investment Income              2,681,246


          EXPENSES:
            Investment management fee (Note B)                 853,905
            Administrative fee (Note B)                        213,476
            Legal fees                                          51,035
            Custodian fees                                      39,455
            Amortization of organization costs                  36,192
            Audit fees                                          35,000
            Directors' fees                                     24,500
            Registration and filing fees                        18,736
            Miscellaneous                                       40,860
                                                                ------
                        Total Expenses                       1,313,159


                              NET INVESTMENT  INCOME         1,368,087

        REALIZED  AND  UNREALIZED  GAIN  ON  INVESTMENTS:
            Net realized gain (loss) on:
              Investments                                    4,008,576
              Short sales                                      368,738
              Foreign currency transactions                   (201,034)
                                                              --------
                                                             4,176,280
            Change in unrealized appreciation on:
              Investments                                      787,776
              Short sales                                      217,904
              Foreign currency transactions                     74,527
                                                                ------
                                                             1,080,207

                      NET  REALIZED  AND  UNREALIZED
                        GAIN  ON INVESTMENTS                 5,256,487
                                                             ---------
                      NET  INCREASE  IN  NET  ASSETS
                        RESULTING  FROM  OPERATIONS     $    6,624,574
                                                        ==============

                       See notes to financial statements.

                                THE BAUPOST FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED        YEAR ENDED
                                                                          OCTOBER 31, 1995  OCTOBER 31, 1994
                                                                          ----------------  ----------------
        INCREASE  IN  NET  ASSETS  FROM  OPERATIONS:

          Net investment income                                            $   1,368,087     $   1,129,985
          Net realized gain on investments and foreign
            currency transactions                                              4,176,280         8,957,318
          Change in unrealized appreciation of investments
            and foreign currency transactions                                  1,080,207        (1,527,049)
                                                                               ---------        ----------
                 NET INCREASE IN NET ASSETS RESULTING
                    FROM OPERATIONS                                            6,624,574         8,560,254


        DISTRIBUTIONS  TO  SHAREHOLDERS:
          From net investment income                                          (1,430,985)       (2,363,632)
          In excess of net investment income                                    (432,464)                -
          From net realized gain on investments                               (8,459,115)       (7,387,771)

        CAPITAL  SHARE  TRANSACTIONS  (NOTE E)                                11,350,535         7,599,783
                                                                              ----------         ---------
                 INCREASE  IN  NET  ASSETS                                     7,652,545         6,408,634

        NET  ASSETS  AT  BEGINNING  OF  PERIOD                                81,786,834        75,378,200
                                                                              ----------        ----------
                 NET ASSETS AT END OF PERIOD
                (including  distributions in excess of
                 net  investment  income  of  ($30,449)
                 and  undistributed  net investment
                 income of $62,898, respectively)                         $   89,439,379     $  81,786,834
                                                                          ==============     =============

                       See notes to financial statements.

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                OCTOBER 31, 1995

     NUMBER OF SHARES,                                                   MARKET
  UNITS OR FACE VALUE ($)                                                 VALUE
  -----------------------                                                 -----
  COMMON STOCKS - 41.64%

                   FINANCIAL INSTITUTIONS - 9.42%

          68,500   Allmerica Financial Corporation                  $    1,721,062 *
             100   Charter Bank S.B.                                         2,200
             100   Commonwealth Federal Savings Bank                         2,388
             100   Fidelity Federal Savings Bank Florida                     1,775
          26,200   First Federal Bancorp (Minnesota)                       353,700 *
             100   First Federal Savings Bank of Colorado                    3,775
             120   First Federal Savings Bank of Siouxland                   3,240
             220   First Savings Bank of SLA/NJ                              3,135
             100   Harbor Federal Savings Bank                               2,325
           1,949   Mid-Central Financial Corporation                        26,555
             770   Mid-Coast Bancorp Inc.                                   12,705
          99,000   Mississippi View Holding Company                      1,138,500 *
           1,300   Mutual Bancompany Inc.                                   22,100 *
         167,500   QCF Bancorp Inc.                                      2,386,875 *
           1,800   Shelby County Bancorp                                    27,000
          59,900   Trenton Savings Bank FSB                                771,212
             550   Valley Federal Savings Bank                              14,300
             110   Wayne Savings and Loan Company                            2,310
         175,209   Wells Financial Corporation                           1,927,299 *
                                                                         ---------
                                                                         8,422,456
                   FOOD - 6.32%

         397,000   Carr-Gottstein Foods Company                          3,176,000 *
         107,800   TLC Beatrice International Holdings                   2,479,400 *
                                                                         ---------
                                                                         5,655,400
                   ELECTRICAL EQUIPMENT - 5.59%

          75,100   Emcor Group Inc.                                        610,188 *
          39,500   Semi-Tech Global Co. - ADR                              306,125
       2,608,603   Semi-Tech Global Co. Ltd.                             4,085,177
                                                                         ---------
                                                                         5,001,490
                   TOBACCO - 4.63%

         134,700   RJR Nabisco Holdings Corp.                            4,142,025

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                OCTOBER 31, 1995


     NUMBER OF SHARES,                                                   MARKET
  UNITS OR FACE VALUE ($)                                                 VALUE
  -----------------------                                                 -----
                   LESSORS OF REAL PROPERTY - 2.56%

         832,159   MBO Properties, Inc.                             $    2,288,437 *


                   HOUSEHOLD APPLIANCES - 2.29%

          50,500   National Presto Industries, Inc.                      2,045,250


                   MALT BEVERAGES - 2.13%

         189,000   Kirin Brewery Co., Ltd.                               1,907,968


                   CRUDE PETROLEUM - 1.60%

           5,300   Basic Holdings Ltd.                                     490,594 +
          34,100   Basic Petroleum International Ltd.                      937,750 *
                                                                           -------
                                                                         1,428,344

                   LUMBER & OTHER CONSTRUCTION MATERIALS - 1.12%

         115,000   Adam & Harvey Group PLC                                 999,919


                   MANUFACTURING - TOYS & DOLLS - 1.06%

       4,803,700   Playmates Toys Holdings Ltd.                            945,032


                   PHARMACEUTICALS - 0.86%

         114,500   Therapeutic Discovery                                   772,875 *


                   MOTOR VECHICLE PARTS & ACCESSORIES - 0.78%

          69,618   Pullman                                                 696,180 *


                   REAL ESTATE INVESTMENT TRUSTS - 0.67%

          33,000   Essex Property Trust, Inc.                              602,250

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                OCTOBER 31, 1995

     NUMBER OF SHARES,                                                   MARKET
  UNITS OR FACE VALUE ($)                                                 VALUE
  -----------------------                                                 -----
                   DEFENSE - 0.62%

          69,500   ESCO Electronics Corp.                           $      556,000 *


                   PUBLISHING - 0.58%

         114,500   News International PLC Special Div.                     515,888


                   MISCELLANEOUS - 1.41%

          17,000   Asbestos Corporation Ltd.                                99,513 *
          12,875   Associated Group, Inc. Class A                          222,094 *
          15,475   Associated Group, Inc. Class B                          266,944 *
           1,300   Bau Holding AG                                           67,895
         165,000   Partridge Fine Arts PLC                                 198,244
           7,070   Prospect Group, Inc.                                     64,514 *
         938,000   Regency Equities                                         18,291
          10,000   RSI Holdings, Inc.                                          800 *
           1,105   The Homestake Oil & Gas Company                          99,450 +
           1,579   The Homestake Royalty Corporation                       221,060 +
                                                                           -------
                                                                         1,258,805

                   TOTAL COMMON STOCKS                              $   37,238,319
                                                                    ==============
                   (Total Cost $35,203,035)


  CORPORATE BONDS - 8.73%

       4,392,200   Emcor Group Inc. Series C Notes
                      11.000% 12/15/01                              $    2,453,065
       1,380,000   Envirotest Systems Senior Notes  9.125%
                      due 03/15/01                                       1,076,400
         451,519   Guardian S&L 1990-4  0.000% due 06/25/20                266,397
       1,205,000   Louise's Inc. Senior Notes  10.500%
                      due 11/18/98                                         301,250 +
       4,500,000   Southland Corp. Senior Sub.  5.000%
                      due 12/15/03                                       3,706,875
                                                                         ---------
                   TOTAL CORPORATE BONDS                            $    7,803,987
                   (Total Cost $8,186,829)                          ==============


                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                OCTOBER 31, 1995

     NUMBER OF SHARES,                                                   MARKET
  UNITS OR FACE VALUE ($)                                                 VALUE
  -----------------------                                                 -----
  BONDS AND NOTES IN REORGANIZATION - 8.55%

    $  2,125,000   Eagle-Picher Industries Inc 9.500%
                      due 03/01/17                                  $      743,750 *
       1,260,000   El Paso del Norte Sec Lease OBL 9.950%
                      due 01/02/98                                         796,950 *
       1,470,000   El Paso del Norte Sec Lease OBL 11.250%
                      due 01/02/14                                         929,775 *
       8,000,000   El Paso Funding  10.750%  due 04/01/13                5,060,000 *
          45,000   Mansfield Ohio IDR Eagle-Picher                          16,650 *
                     9.750% due 10/01/00
         265,000   Port Development Corp. TX Eagle-Picher                   98,050 *
                     9.750% due 10/01/20                                    ------


                   TOTAL BONDS AND NOTES IN REORGANIZATION          $    7,645,175
                   (Total Cost $6,964,075)                          ==============


  CLOSED-END MUTUAL FUNDS - 6.16%

           6,600   Fonciere Financiere et de Participation SA       $      236,612
           2,400   Hungarian Investment Company                            132,000 *
       1,684,527   RIT Capital Partners PLC                              5,139,728
                                                                         ---------
                   TOTAL CLOSED-END MUTUAL FUNDS                    $    5,508,340
                   (Total Cost $4,365,103)                          ==============


  COLLATERALIZED MORTGAGE OBLIGATIONS - 2.75%

       2,629,376   RTC Series 1991-M2 Class A3 principal only
                    due 09/25/20                                    $    1,840,563
          67,702   RTC Series 1991-M2 Class X1 interest only
                    due 09/25/20                                           446,386
          60,162   RTC Series 1991-M2 Class X2 interest only
                    due 09/25/20                                            58,059
          87,256   RTC Series 1991-M2 Class X3 interest only
                    due 09/25/20                                           114,171
                                                                           -------

                   TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS        $    2,459,179
                   (Total Cost $2,432,023)                          ==============


  PARTNERSHIPS - 2.50%

         149,200   Falcon Cable Systems Co., L.P.                   $    1,492,000
         185,579   Russia Partners Company L.P.                            185,579 +
         556,736   Russia Partners Trust                                   556,736 +
                                                                           -------
                   TOTAL PARTNERSHIPS                               $    2,234,315
                   (Total Cost $1,985,131)                          ==============

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                OCTOBER 31, 1995

     NUMBER OF SHARES,                                                   MARKET
  UNITS OR FACE VALUE ($)                                                 VALUE
  -----------------------                                                 -----
  OPTIONS - 2.17%

             400   Bear Stearns Basket  90.0  Puts expiring 08/16/96  $      2,000 +
             400   Bear Stearns Basket  90.0  Puts expiring 08/28/96         2,800 +
             400   Bear Stearns Basket  90.0  Puts expiring 10/11/96         3,600 +
             120   E.I. du Pont de Nemours 70 Calls expiring 01/97          45,000
              50   Gold April 550 Calls expiring 04/07/97                      900 +
              50   Gold May 550 Calls expiring 05/12/97                      1,400 +
             170   Hills Stores Co. 18.15 Calls expiring 08/12/96                0 +
             450   Philip Morris 50.00 Puts expiring 05/19/97                6,750 +
             360   Philip Morris 50.00 Puts expiring 05/19/97                7,920 +
             295   Philip Morris 50.00 Puts expiring 05/23/97                5,310 +
             295   Philip Morris 50.00 Puts expiring 05/23/97                4,514 +
             330   RJR Nabisco Holdings 25 Calls expiring 11/07/97         270,270 +
             330   RJR Nabisco Holdings 25 Calls expiring 11/10/97         249,150 +
             400   RJR Nabisco Holdings 25 Calls expiring 11/11/97         312,000 +
             330   RJR Nabisco Holdings 25 Calls expiring 11/14/97         249,810 +
             177   Russell 2000 Index 263.700 Puts expiring 10/28/96       119,263 +
             109   Russell 2000 Index 267.000 Puts expiring 10/28/96        64,634 +
             127   Russell 2000 Index 270.675 Puts expiring 10/18/96        99,060 +
             122   Russell 2000 Index 277.560 Puts expiring 04/02/96        62,914 +
             122   Russell 2000 Index 281.970 Puts expiring 09/23/96       126,575 +
             128   S&P 500 Index 482.310 Puts expiring 06/14/96             35,200 +
             120   S&P 500 Index 491.085 Puts expiring 07/01/96             39,000 +
             119   S&P 500 Index 494.190 Puts expiring 06/27/96             41,650 +
             116   S&P 500 Index 505.575 Puts expiring 01/17/97             99,416 +
             106   S&P 500 Index 520.020 Puts expiring 10/11/96             90,100 +
                                                                            ------
                   TOTAL OPTIONS                                    $    1,939,236
                   (Total Cost $2,912,379)                          ==============


  PURCHASED BANK DEBT & TRADE CLAIMS - 1.82%

    $  2,453,800   Maxwell Comm. Bank Debt - Baker Nye              $      222,242 *+
       5,000,000   Maxwell Comm. Berlitz Obligations                       450,000 *+
         167,868   Maxwell Comm. Revolving Bank Debt - First Chicago        15,383 *+
         943,496   Maxwell Comm. Revolving Bank Debt - Halcyon              86,743 *+
         396,015   Maxwell Comm. Revolving Bank Debt - Halcyon II           36,289 *+
         875,543   Maxwell Comm. Revolving Bank Debt - Lazard Freres        80,176 *+
         264,059   Maxwell Comm. Revolving Bank Debt - Merrill Lynch        24,197 *+
         823,981   Maxwell Comm. Revolving Bank Debt - San Paolo            75,725 *+
       1,015,000   Maxwell Comm. Revolving Bank Debt - TCC Associates       93,243 *+
         579,133   Maxwell Comm. Term Bank Debt - First Chicago             52,122 *+
       1,678,704   Maxwell Comm. Term Bank Debt - Halcyon                  151,083 *+

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                OCTOBER 31, 1995

     NUMBER OF SHARES,                                                   MARKET
  UNITS OR FACE VALUE ($)                                                 VALUE
  -----------------------                                                 -----
         426,846   Maxwell Comm. Term Bank Debt - Lazard Freres             38,416 *+
         468,268   Maxwell Comm. Term Bank Debt - Merrill Lynch     $       42,144 *+
         325,093   Maxwell Comm. Term  Bank Debt - San Paolo                29,258 *+
       1,806,951   Maxwell Comm. Term Bank Debt - TCC Associates           162,626 *+
       1,750,000   Wheeling-Pittsburgh Nonrestricted Trade Claims              875 *+
                                                                               ---

                   TOTAL PURCHASED BANK DEBT & TRADE CLAIMS         $    1,623,722
                   (Total Cost $1,281,328)                          ==============


  COMPANIES IN LIQUIDATION - 1.73%

       5,682,800   Antonelli Liquidating Trust                      $      120,760 *+
           3,150   EHLCO Liquidating Trust                                     315 *+
    $    250,000   Lionel Corp. Subordinated Notes                           2,500 *
                     12.375% due 08/01/96
    $    364,000   Lionel Corp. Subordinated Convertible Debentures          3,640 *
                     8.000% due 07/15/07
  DEM 15,000,000   Maxwell Comm. Corp. PLC 6.000% due 06/15/93             959,079 *
  CHF  5,500,000   Maxwell Comm. Corp. PLC 5.000% due 06/16/95             435,893 *
               0   MBO Properties Inc. Liquidating Trust                         0 *+
         100,550   Timber Realization Liquidating Trust                     27,149 *+
                                                                            ------

                   TOTAL COMPANIES IN LIQUIDATION                   $    1,549,336
                   (Total Cost $464,755)                            ==============


  WARRANTS AND RIGHTS - 0.21%

          60,000   Five Arrows Chile Inv. Trust Warrants
                      Exp. 5/31/99                                  $       40,200
         473,000   Jardine Strategic Holdings Warrants
                      Exp. 5/02/98                                         125,345
           1,000   Letchworth Indep Bancshares Warrants
                      Exp. 12/31/97                                          5,000
              14   Louise's Inc. Warrants Exp. 11/18/98                          0 +
       1,089,430   Tomei International Holdings Ltd Rights                  21,146
                                                                            ------

                   TOTAL WARRANTS AND RIGHTS                        $      191,691
                   (Total Cost $197,468)                            ==============

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                OCTOBER 31, 1995

     NUMBER OF SHARES,                                                   MARKET
  UNITS OR FACE VALUE ($)                                                 VALUE
  -----------------------                                                 -----
  TEMPORARY INVESTMENTS - 26.29%

                   U S  GOVERNMENT OBLIGATIONS - 22.22%


    $  5,000,000   U S  Treasury Bill due 02/01/96                  $    4,932,760
       5,000,000   U S  Treasury Bill due 11/02/95                       5,000,000
      10,000,000   U S  Treasury Bill due 12/14/95                       9,939,450 ~
                                                                         ---------

                                                                        19,872,210
                   REPURCHASE AGREEMENT - 4.07%

       3,641,000   Repurchase Agreement with Chase Manhattan Bank
                   dated 10/31/95; collateralized by U.S. Government
                   and/or Federal agency securities; rate 5.60%;
                   matures 11/01/95; repurchase amount $3,641,566        3,641,000
                                                                         ---------

                   TOTAL TEMPORARY INVESTMENTS                      $   23,513,210
                   (Total Cost $23,509,787)                         ==============


                   TOTAL INVESTMENTS - 102.55%                      $   91,706,510
                   (Total Cost of Investments $87,501,913)          ==============


    *  Non-income producing security.
    +  Restricted Securities - securities not registered under the Securities Act of 1933.
         See Note D in the Notes to Financial Statements.
    ~  A portion of the  $10,000,000  of U.S.  Treasury  Bills due  12/14/95
         ($5,300,000) is serving as collateral or is segregated for securities sold short.

      The percentage shown for each investment category is the total value of that category expressed as a percentage of total net assets of the Fund.

                          See notes to financial statements.

                                THE BAUPOST FUND

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                                OCTOBER 31, 1995


                                                               MARKET       UNREALIZED
                                                               VALUE        GAIN/(LOSS)

     CONTRACTS TO SELL


 GBP   2,950,000   British Pound Sterling due 11/27/95     $   4,667,254   $    (2,861)
                   (Receivable amount $4,664,393)

 DEM   1,950,000   Deutschemark due 11/27/95                   1,386,099        25,845
                   (Receivable amount $1,411,944)

 FRF   1,400,000   French Franc due 11/27/95                     286,524          (489)
                   (Receivable amount $286,035)

 JPY 190,000,000   Japanese Yen due 11/13/95                   1,863,900        44,209
                   (Receivable amount $1,908,109)

 CHF     700,000   Swiss Franc due 11/27/95                      617,344         7,823
                                                                 -------         -----
                   (Receivable amount $625,167)

                   Total Contracts to Sell                 $   8,821,121   $    74,527
                   (Receivable amount $8,895,648)          =============   ===========



                       See notes to financial statements.

                                THE BAUPOST FUND

                        SCHEDULE OF SECURITIES SOLD SHORT

                                OCTOBER 31, 1995


    NUMBER OF SHARES,                                                    MARKET
 UNITS OR FACE VALUE ($)                                                  VALUE
 -----------------------                                                  -----
 COMMON STOCK - 1.20%

          5,975   Liberty Media Group Series A                     $        147,134
         18,300   News Corp. LTD Preferred Sponsor ADR                      333,975
          9,200   News Corp. LTD Sponsored  ADR                             182,850
         23,900   Tele-Communications - Class A                             406,300
                                                                            -------
                  TOTAL SECURITIES SOLD SHORT                      $      1,070,259
                  (Total Proceeds from Securities Sold             ================
                     Short $1,097,000)




  The percentage shown for each investment category is the total value of that category expressed as a percentage of total net assets of the Fund.




                       See notes to financial statements.

                                THE BAUPOST FUND

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995


NOTE A--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Baupost Fund (the Fund) was established as a Massachusetts business trust under an Agreement and Declaration of Trust dated June 29, 1990, and is registered under the Investment Company Act of 1940, as amended, as a no-load, nondiversified, open-end management investment company. The Fund is the successor organization to Baupost Limited Partnership 1985 E-1 (the Partnership).

The Fund had no operations from the date of organization, other than those relating to organizational matters, until October 1, 1990, when shares of beneficial interest were issued at value, to an individual who serves as a Trustee and Vice-Chairman of the Fund. Limited operations ensued from October 1, 1990 until the exchange of Fund shares for Partnership net assets on December 31, 1990. Effective on December 31, 1990, all of the assets and liabilities of the Partnership were transferred to the Fund in exchange for shares of beneficial interest of the Fund (the Shares). 1,792,452.890 shares (after the effect of the stock split on October 31, 1993) were received by the Partnership in the exchange (the Exchange) and distributed pro rata by the Partnership to its partners in liquidation of the Partnership, after which the Partnership was dissolved. As a result of the Exchange, each partner of the Partnership became a shareholder of the Fund. Significant investment activity commenced in January 1991.

The following summarizes significant accounting policies of the Fund.

SECURITY VALUATION: Portfolio securities, options and futures contracts for which market quotations are available and which are traded on an exchange or on NASDAQ are valued at the last quoted sales price or, if there is no such reported sale that day, at the closing bid price. Securities, options and forward contracts traded in the over-the-counter market (other than those traded on NASDAQ) and other unlisted securities are valued at the most recent bid price as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on one or more stock exchanges are valued according to the broadest and most representative market. To the extent the Fund engages in "naked" short sales (i.e., it does not own the underlying security or a security convertible into the underlying security without the payment of any further consideration) the Fund will value such short position as described above, except that the valuation, where necessary, will be based on the asked price instead of the bid price. Other assets for which no quotations are readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Trustees of the Fund. Determination of fair value is based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third-party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

Certain investments held by the Fund are restricted as to public sale in accordance with the Securities Act of 1933. Whenever possible, such assets are valued based on bid prices obtained from reputable brokers or market makers as of the valuation date. For assets not

                                THE BAUPOST FUND

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995


NOTE A--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED

priced by brokers or market makers, fair value is determined by The Baupost Group, Inc. (Baupost) in accordance with procedures adopted by the Trustees of the Fund.

SHORT SALES: The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund maintains daily, in a segregated account with its custodian, cash or U.S. Government securities sufficient to cover its short position. At October 31, 1995, the Fund has approximately $5.3 million of U. S. Treasury Bills in a segregated account relating to its short positions. Securities sold short for which market quotations are available are valued at the last quoted sales price. If there is no reported sale on the valuation date the closing asked price is used. Short securities traded in the over-the-counter market are valued at the most recent asked price as obtained from one or more dealers that make markets in the securities. Short securities which are traded both in the over-the-counter market and on one or more stock exchanges are valued according to the broadest and most representative market.

Securities sold short at October 31, 1995 and their related market values and proceeds are set forth in the Schedule of Securities Sold Short.

FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown in the schedule of forward foreign currency contracts. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

FOREIGN CURRENCY TRANSLATION: The value of foreign securities, when held by the Fund, is translated into U.S. dollars at the rate of exchange on the day of valuation. Purchases and sales of foreign securities, as well as income and expenses relating to such securities, are translated into U.S. dollars at the exchange rate on the dates of the transactions. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign exchange rates is not separately disclosed.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Gains and losses on securities sold are determined using the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Interest income, including original issue discount, where applicable, is recorded on an accrual basis, except for bonds in

                                THE BAUPOST FUND

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995


NOTE A--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- CONT.

default for which there is some concern as to whether interest will be received in cash, in which case interest is recorded when received.

FEDERAL INCOME TAXES AND DISTRIBUTIONS: The Fund is a regulated investment company, as defined under Subchapter M of the Internal Revenue Code (the Code). By complying with Code provisions, the Fund is relieved from federal income tax provided that substantially all of its taxable income is distributed to shareholders. Therefore, no provision has been made for federal income taxes.

The Fund's income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to different treatment for certain of the Fund's foreign securities. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary overdistributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1995, $402,015 was reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions to distributions in excess of net investment income, due to differences between book and tax accounting for foreign currency transactions and passive foreign investment companies (PFIC's). This change had no effect on the net asset value per share.

NOTE B--INVESTMENT MANAGEMENT CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Baupost as its investment adviser, transfer agent and administrator. Certain individuals who are officers and trustees of the Fund are also officers, directors and shareholders of Baupost.

Effective January 1, 1991, the Fund began to pay Baupost a quarterly management fee at an annual rate of 1% of average net assets of the Fund and an administrative fee at an annual rate of 0.25% of average net assets of the Fund, to serve as transfer agent, dividend disbursing agent and administrator. Baupost has agreed with the Fund to reduce its management fee by up to 0.75% of the Fund's average net assets until further notice to the extent that the Fund's total annual expenses (including the management fee, administrative fee and certain other expenses, but excluding brokerage commissions, transfer taxes, interest and expenses relating to preserving the value of the Fund's investments) would otherwise exceed 1.5% of the Fund's average net assets. For the purpose of determining the applicable management and administrative fees, average net assets is determined by taking an average of the determination of such net asset values during each quarter at the close of business on the last business day of each month during such quarter before any month-end share purchases or redemptions.

                                THE BAUPOST FUND

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995


NOTE B--INVESTMENT MANAGEMENT CONTRACT AND OTHER
TRANSACTIONS WITH AFFILIATES--CONT.

Management and administrative fees for the period November 1, 1994 through October 31, 1995 amounted to $853,905 and $213,476, respectively.

NOTE C--INVESTMENT TRANSACTIONS

Purchases  and  proceeds  from  the  sale of  investment  securities  (excluding
short-term   investments)  for  the  year  ended  October  31,  1995  aggregated
$81,216,676 and $66,608,572, respectively.

For federal income tax purposes, the identified cost of investments at October 31, 1995 was $88,829,107. Net unrealized appreciation, on a federal income tax basis, for all securities and securities sold short was as follows:

                                                                   Year Ended
                                                                October 31, 1995

Gross unrealized appreciation                                     $ 9,479,167
Gross unrealized depreciation                                      (6,575,023)
                                                                  -----------

Net unrealized appreciation                                       $ 2,904,144
                                                                  ===========

In the normal course of operations, the Fund may enter into various contractual commitments involving forward settlement including foreign currency contracts, futures contracts, short sales of securities and the writing of option contracts. Commitments involving future settlement give rise to off balance sheet market risk, which represents the potential accounting loss that can be caused by a change in the market value of a particular investment. The Fund's exposure to off balance sheet market risk is determined by a number of factors, including the size, composition and diversification of positions held, market volatility and relative levels of interest rates and foreign currency exchange rates, if applicable. For securities such as options, the time period during which the options may be exercised and the relationship between the current market price of the underlying instrument and the option's contractual strike or exercise price may also affect the level of off balance sheet risk.

A significant factor influencing the overall level of off balance sheet market risk to which the Fund is exposed is its use of hedging strategies to mitigate such risk which may include the use of purchased index options. The Fund closely monitors and manages its exposure to risk. In addition, all positions involving future settlement are collateralized by cash balances or security deposits at the broker through which the transaction was performed.

                                THE BAUPOST FUND

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995


NOTE C--INVESTMENT TRANSACTIONS- CONTINUED

The Fund uses forward foreign currency contracts to hedge currency risk (See Schedule of Forward Foreign Currency Contracts). At October 31, 1995 the Fund had no open positions in futures contracts which it had written.

Concentrations of credit risk exist if a number of companies in which the Fund has invested are engaged in similar activities and have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. To mitigate its exposure to concentrations of credit risk, the Fund invests in a variety of industries located in diverse geographic areas. While the portfolio is not concentrated in any one industry, securities of distressed companies, many of which are restricted as to resale and which were purchased at a significant discount, are an important component of the Fund's investments in bonds.

NOTE D--RESTRICTED SECURITIES

At October 31, 1995 the Fund held the following securities which are restricted as to public sale in accordance with the Securities Act of 1933:


                                                                            Value at       Earliest Acquisition
                                                          Cost          October 31, 1995           Date
                                                          ----          ----------------           ----
Purchased Bank Debt & Trade Claims:
Maxwell Communications Corporate Debt                  $1,281,328          $1,622,846            11/22/93
Wheeling-Pittsburgh
    Nonrestricted Trade Claims                                  0                 875            05/11/89

Corporate Bonds:
Louise's Inc. 10.50% due 11/18/98                       1,202,590             301,250            11/18/93

Options:
Bear Stearns Basket #1 90 Put
     Expiring 08/16/96                                    130,000               2,000            02/16/95
Bear Stearns Basket #2 90 Put
     Expiring 08/28/96                                    142,000               2,800            03/01/95
Bear Stearns Basket #3 90 Put
     Expiring 10/11/96                                    208,000               3,600            04/12/95
Gold 550 Call Expiring 04/07/97                            19,000                 900            04/06/95
Gold 550 Call Expiring 05/12/97                            10,750               1,400            05/11/95
Hills Stores Co. 18.15 Call Expiring 08/12/96              74,357                   0            08/11/95
Philip Morris 50 Put Expiring 05/19/97                     61,200               6,750            05/19/95
Philip Morris 50 Put Expiring 05/19/97                     52,830               7,920            05/19/95
Philip Morris 50 Put Expiring 05/23/97                     33,335               5,310            05/24/95

                                THE BAUPOST FUND

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995

NOTE D--RESTRICTED SECURITIES--CONTINUED

Options: (continued)                                                        Value at       Earliest Acquisition
-------------------                                       Cost          October 31, 1995           Date
                                                          ----          ----------------           ----

Philip Morris 50 Put Expiring 05/23/97                    35,990               4,514             05/24/95
RJR Nabisco 25 Call Expiring 11/07/97                    221,173             270,270             05/08/95
RJR Nabisco 25 Call Expiring 11/10/97                    229,680             249,150             05/10/95
RJR Nabisco 25 Call Expiring 11/11/97                    298,000             312,000             05/11/95
RJR Nabisco 25 Call Expiring 11/14/97                    231,660             249,810             05/17/95
Russell 2000 281.97 Put Expiring 09/23/96                 87,913             126,575             09/21/95
Russell 2000 270.675 Put Expiring 10/18/96               105,037              99,060             10/17/95
Russell 2000 277.56 Put Expiring 04/02/96                 45,421              62,915             10/02/95
Russell 2000 267.00 Put Expiring 10/28/96                 82,884              64,634             10/25/95
Russell 2000 263.70 Put Expiring 10/28/96                135,200             119,263             10/26/95
S & P 500 Index 482.31 Put
     Expiring 06/14/96                                   130,331              35,200             06/13/95
S & P 500 Index 491.085 Put
     Expiring 07/01/96                                   117,860              39,000             06/30/95
S & P 500 Index 494.19 Put
     Expiring 06/27/96                                   118,271              41,650             06/26/95
S & P 500 Index 505.575 Put
      Expiring 01/17/97                                  170,820              99,416             07/17/95
S & P 500 Index 520.02 Put
     Expiring 10/11/96                                   113,307              90,100             10/11/95

Partnerships:
Russia Partners Company, L.P.                            157,834             185,579             02/28/95
Russia Partners Trust                                    556,736             556,736             02/28/95

Common Stock:
Basic Holdings Limited                                   346,885             490,595             07/06/95
The Homestake Oil & Gas Company                          113,815              99,450             02/10/94
The Homestake Royalty Corporation                        241,587             221,060             02/10/94

Companies in Liquidation:
Antonelli Liquidating Trust                              362,177             120,760             12/02/93
Ehlco Liquidating Trust                                    1,047                 315             01/30/89
MBO Properties Inc. Liquidating Trust                          0                   0             11/25/92
Timber Realization Liquidating Trust                           0              27,148             08/03/87

                                THE BAUPOST FUND

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995

NOTE D--RESTRICTED SECURITIES--CONTINUED

Warrants and Rights:
Louise's Inc. Warrants Expiring 11/18/98           2,410          0    11/18/93
                                                 -------     ------

TOTAL RESTRICTED SECURITIES                   $7,121,428  $5,520,851
      (6.17% of Net Assets)                   ==========  ==========


The Fund does not have the right to demand that such securities be registered. The Fund does not anticipate any significant costs associated with the disposition of these securities.

NOTE E--CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:


                                         For the Year Ended                         For the Year Ended
                                          October 31, 1995                           October 31, 1994
                                          ----------------                           ----------------
                                    Shares                Amount                Shares               Amount
                                    ------                ------                ------               ------
Shares sold                     1,160,287.242           $14,670,652          1,895,347.378         $25,966,736
Shares issued in
reinvestment of
dividends                        798,660.448              9,823,524            746,090.528           9,751,403
Shares redeemed                (1,026,796.162)          (13,143,641)        (2,036,627.325)       (28,118,356)
                               ---------------          ------------        ---------------       ------------

NET INCREASE                     932,151.528            $11,350,535            604,810.581         $7,599,783
                                 ===========            ===========            ===========         ==========

                                THE BAUPOST FUND

                              FINANCIAL HIGHLIGHTS


                                                             YEAR ENDED OCTOBER 31              PERIOD ENDED
                                                             ---------------------               OCTOBER 31,
SELECTED PER SHARE DATA (A)                        1995      1994         1993         1992        1991(d)
                                                   ----      ----         ----         ----       -------
Net Asset Value, beginning of period              $14.33    $14.77        $12.56      $11.97       $10.04
                                                  ------    ------        ------      ------       ------

Income from Investment Operations
    Net investment income                           0.25      0.22          0.28        0.24         0.47
    Net realized and unrealized gain (loss)         0.71      1.23          2.76        0.88         1.46
                                                    ----      ----          ----        ----         ----
Total from investment operations                    0.96      1.45          3.04        1.12         1.93
                                                    ----      ----          ----        ----         ----
Less Distributions
    From net investment income                      0.25      0.46          0.22        0.53          -

    In excess of net investment income              0.08       -             -           -            -
    From net realized gain                          1.49      1.43          0.61         -            -
                                                    ----      ----          ----        ----         ----
    Total distributions                             1.82      1.89          0.83        0.53           -
                                                    ----      ----          ----        ----         ----
Net Asset Value, end of period                    $13.47    $14.33        $14.77      $12.56       $11.97
                                                  ======    ======        ======      ======       ======
TOTAL RETURN                                        7.91%    11.06%        25.45%       9.51%       19.21%(b)


RATIOS AND SUPPLEMENTAL DATA

Net Assets, end of period (in thousands)          89,439    81,787        75,378      46,942       35,054
Ratio of expenses to average net assets             1.54%     1.53%        1.52%        1.50%        1.50%(c)
Total expenses to average net assets                1.54%     1.55%        1.63%        1.72%        2.01%(c)
Ratio of net investment income to
   average net assets                               1.60%     1.32%        2.29%        2.07%        5.33%(c)
Ratio of net investment income excluding
waiver of management fee to average
 net assets                                         1.60%     1.30%        2.17%        1.85%        4.82%(c)
Portfolio Turnover rate                              106%      161%         183%         137%         144%


(a) All per share amounts reflect the effect of the ten-for-one share split as of the close of business October 31, 1993.
(b)     Total returns for periods of less than one year are not annualized.
(c)     Annualized.
(d) For the period January 1, 1991 - October 31, 1991. For the period from June 29, 1990 (date of organization) to December 31, 1990, net income of $2,993, or $1.50 per share, was distributed to the Fund's sole shareholder. Such distributions represented the net income of the Fund prior to the date shares of beneficial interest were issued.

                                THE BAUPOST FUND
                            PART C. OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(A)          (1)  Financial Statements:


             Statement  of Assets  and  Liabilities  as of October  31,  1995(a)

             Statement  of  Operations  for the Year ended  October 31,  1995(a)

             Statement of Changes in Net Assets for the Years ended October 31, 1995 and October 31, 1994(a)

             Schedule of Investments as of October 31, 1995(a)

             Schedule of Forward Foreign Currency Contracts as of October 31, 1995(a)

             Schedule of Securities Sold Short as of October 31, 1995(a)

             Notes to Financial  Statements (a)

             Financial Highlights -- Years Ended October 31, 1995, 1994, 1993 and 1992 and Period Ended October 31, 1991 (a) and (b)


             (2)  Supporting Schedules:

             Schedules I through IX omitted because the required matter is included above or is not present.

             (a)  Included in Part B.
             (b)  Included in Part A.

(B)          Exhibits

                      1.      Agreement and Declaration of Trust.


                      2.      By-laws.


                      3.      None.


                      4.      (a)    Portions of Agreement and Declaration of
                                     Trust relating to shareholders' rights.


                              (b)    Portions of By-laws relating to
                                     shareholders' rights.


                      5. Management Contract dated as of February 1, 1991 between the Trust and The Baupost Group, Inc. ("Baupost").


                      6.      None.

                      7.      None.

                      8.      (a)    Custodian Agreement between the Trust and
                                     United States Trust Company of New York.*

                              (b) First Amendment to Mutual Fund Custody Agreement between the Trust and United States Trust Company of New York.**

                      9. Transfer Agency and Administrative Services Agreement between the Trust and Baupost.

                      10.     Opinion and Consent of Ropes & Gray.

                      11.     Consent of Ernst & Young LLP.


                      12.     None.


                      13.     Subscription Agreement.


                      14.     None.

                      15.     None.

                      16.     Schedule for Performance Calculations.


                      17.     Financial Data Schedule.


                              Power of Attorney.

--------------------


       *  Incorporated  by  reference  to  Pre-Effective   Amendment  No.  2  to
Registrant's Registration Statement.

       ** Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement.

Item 25.     Persons Controlled by or Under Common Control with Registrant

             None.

Item 26.     Number of Holders of Securities


             As of January 31, 1996: 425.


Item 27.     Indemnification

                      Article VIII of the Trust's Agreement and Declaration of Trust (Exhibit 1 hereto and incorporated herein by reference) provides for indemnification of its Trustees and officers. The effect of the relevant section of
                      Article VIII of the Agreement and Declaration of Trust is to provide indemnification for each of the Trust's Trustees and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such Trustee or officer may be involved by reason of being or having been a Trustee or officer, except that no Trustee or officer shall be indemnified against any liability to the Trust or its shareholders to which such Trustee or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's or officer's office.

                      Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the
                      Trust has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.              Business and Other Connections of Investment Adviser

                      The Baupost Group, Inc. ("Baupost") is the investment adviser to the Trust and its business is summarized under the caption "Management of the Fund" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

                      The business and other connections for the past two fiscal years of each officer and director of Baupost are listed below.

Name                                  Business and other connections


Jordan J. Baruch                      Owner, Jordan Baruch Associates, 1200
  Director, Assistant Secretary       18th Street, N.W., Washington, D.C.
                                      20036.


Jo-An B. Bosworth                     General Partner, Baupost Partners, 44
  Vice President, Secretary,          Brattle Street, Cambridge, MA 02138;
  Clerk                               General Partner, Baupost Associates, 44
                                      Brattle Street, Cambridge, MA 02138.




Paul C. Gannon                        Limited Partner, Baupost Associates, 44
  Chief Financial Officer,            Brattle Street, Cambridge, MA 02138;
  Vice President                      Treasurer/Clerk, Boston Sterling, Inc., 44
                                      Brattle Street, Cambridge, MA 02138.

Seth A. Klarman
  Director,  President                General Partner,  Baupost  Partners,  44
                                      Brattle Street, Cambridge,  MA 02138;
                                      General Partner,  Baupost Associates,  44
                                      Brattle Street, Cambridge,  MA 02138;
                                      President/Director,  Boston  Sterling,
                                      Inc.,  44 Brattle Street,  Cambridge,  MA
                                      02138. Formerly,  Director,  Providential
                                      Corp.,  3 Embarcadero Center, Suite 2250,
                                      San Francisco, CA 94111.

Name                                  Business and other connections
----                                  ------------------------------


Thomas A. Knott                       Limited Partner, Baupost Associates, 44
  Vice President                      Brattle Street, Cambridge, MA  02138

Thomas W. Blumenthal                  Limited Partner, Baupost Associates, 44
  Vice President                      Brattle Street, Cambridge, MA 02138;
                                      Director, The Oberto Sausage Co., 7060
                                      S. 235th Street, Kent, WA 98035;
                                      Director, Data Documents Holding, Inc.,
                                      4205 S. 96th Street, Omaha, NE 68127;
                                      Director, Richey Electronics, Inc. 7441
                                      Lincoln Way, Garden Grove, CA 92641;
                                      formerly Director, Providential Corp.,
                                      Three Embarcardero Center, Suite 2550,
                                      San Francisco, CA 94111.


William J. Poorvu                     Trustee/Director, Mass. Financial Services
  Director, Chairman                  Group of Funds, 500 Boylston Street,
                                      Boston,  MA 02116;  Adjunct  Professor,
                                      Harvard  University  Graduate School of
                                      Business Administration,  Boston, MA
                                      02138; Director, CBL Associates
                                      Properties, Inc., One Park Place, 6148
                                      Lee Highway,  Chatanooga,  TN 37421;
                                      Sole Proprietor, William J. Poorvu,  44
                                      Brattle  Street,  P.O. Box 380828,
                                      Cambridge,  MA 02238; Partner, various
                                      private real estate partnerships.


Howard H. Stevenson                   Sarofim-Rock   Professor,   Harvard
  Director, Vice Chairman,            University  Graduate School  of  Business
  Treasurer                           Administration,  Boston, MA 02138;
                                      Director, Landmark Communications,
                                      Inc., 150 W.  Brambleton  Avenue,
                                      Norfolk, VA;  Director, Camp,  Dresser  &
                                      McKee,  One Cambridge Center,
                                      Cambridge, MA, 02142-1403;  Director,
                                      Sheffield Steel Corp., 220  North
                                      Jefferson,   Spring  Sands,  OK  74063;
                                      Director,   Passamaquoddy Technologies,
                                      178 Middle Street, Portland, ME 04112;
                                      Trustee, various individual trusts.
                                      Formerly:  Director,  Preco Corp., 100

Name                                  Business and other connections
----                                  ------------------------------


                                      University  Drive,  Amherst,  MA 01002;
                                      Senior Associate Dean and Director of
                                      Financial and Information System,
                                      Harvard University Graduate School of
                                      Business (for address see above);
                                      Director, African Communications
                                      Group, 28 Athens Street #1, Cambridge,
                                      MA; Director, Terry Hinge &
                                      Hardware, 14600 Arminta Street, Van
                                      Nuys, CA 91402; Director, Gulf States
                                      Steel, 900 South Street, Waltham, MA
                                      02154; Director, Quadra Capital
                                      Partners, 6 Paige Street, Hingham, MA
                                      02043.

David C. Abrams                       Vice President/Director, Boston
  Vice President                      Sterling, Inc., 44 Brattle Street,
                                      Cambridge, MA 02138; Limited
                                      Partner, Baupost Associates, 44 Brattle
                                      Street, Cambridge, MA 02138;
                                      formerly, Director, Providential Corp., 3
                                      Embarcadero Center, Suite 2250, San
                                      Francisco, CA 94111.

Item 29.              Principal Underwriters

                      Not Applicable.

Item 30.              Location of Accounts and Records


                      Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by The Baupost Group, Inc., 44 Brattle Street, Cambridge, Massachusetts 02238. Records relating to the duties of the Registrant's custodian are maintained by Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York 10081, and records relating to the duties of the Registrant's transfer agent are maintained by The Baupost Group, Inc., 44 Brattle Street, Cambridge, Massachusetts 02238.

Item 31.              Management Services

                      Not Applicable.

Item 32.              Undertakings

                      (a) The undersigned Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting on the removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding voting securities and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.


                      (b) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest Annual Report to shareholders upon request and without charge.



                                     NOTICE

         A copy of the Agreement and Declaration of Trust of The Baupost Fund is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Fund by an officer of the Fund as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge and The Commonwealth of Massachusetts, on the 22nd day of February, 1996.


                                                       THE BAUPOST FUND

                                                       By:  /s/ Seth A. Klarman
                                                            Seth A. Klarman
                                                            Title:  President

     Pursuant to the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                   Title                          Date
----------                   -----                          ----


/s/ Seth A. Klarman          President (Principal           February 22, 1996
    Seth A. Klarman          Executive Officer)
                             and Trustee

          *
---------------------
  William J. Poorvu          Trustee and Treasurer          February 22, 1996
                             (Principal Financial and
                             Accounting Officer)

          *
---------------------
  Howard H. Stevenson        Trustee                        February 22, 1996
          *
---------------------
   Samuel Plimpton           Trustee                        February 22, 1996
          *
---------------------
   David Auerbach            Trustee                        February 22, 1996
          *
---------------------
  Robert Ackerman            Trustee                        February 22, 1996
          *
---------------------
    Jay Light                Trustee                        February 22, 1996


*By:  /s/ Seth A. Klarman                                   February 22, 1996
      -------------------
       Seth A. Klarman
          Attorney-in-fact

                                THE BAUPOST FUND

                                Index to Exhibits


                                                                  Sequential
Exhibit No.           Description                                  Page No.

   1                  Agreement and Declaration
                      of Trust

   2                  By-laws

   4(a)               Portions of Agreement and
                      Declaration of Trust relating
                      to shareholders' rights.

   4(b)               Portions of By-laws relating
                      to shareholders' rights.

   5                  Management Contract

   9                  Transfer Agency and
                      Administrative
                      Services Agreement

  10                  Opinion of Ropes & Gray

  11                  Auditor's Consent

  13                  Subscription Agreement

  16                  Schedule of Performance
                      Calculations

  17                  Financial Data Schedule

                      Power of Attorney